[USAA LOGO APPEARS HERE (REGISTERED TRADEMARK)]

                                                      USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000






                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND
--------------------------------------------------------------------------------
                                  AN OVERVIEW
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000


COMPARISON OF FUND PERFORMANCE TO BENCHMARK

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Life Money Market Fund to the iMoneyNet, Inc. Money Fund Averages(TradeMark)/First Tier for the period 01/31/1995 through 12/26/2000. The data points from the graph are as follows:

                   USAA LIFE                   iMONEYNET, INC.
                  MONEY MARKET         MONEY FUND(TRADEMARK)/FIRST TIER
                   FUND 6.35%                  AVERAGES 5.90%
                  ------------         --------------------------------
01/31/1995           5.77%                          5.24%
06/27/1995           5.79%                          5.41%
12/26/1995           5.52%                          5.14%
06/25/1996           5.06%                          4.71%
12/31/1996           5.23%                          4.82%
06/24/1997           5.25%                          4.94%
12/30/1997           5.54%                          5.07%
06/30/1998           5.30%                          4.94%
12/29/1998           4.98%                          4.52%
06/29/1999           4.71%                          4.26%
12/27/1999           5.79%                          5.15%
06/28/2000           6.28%                          5.85%
12/26/2000           6.35%                          5.90%

Data represent the last Tuesday of each month.


THE GRAPH ABOVE TRACKS THE USAA LIFE MONEY MARKET FUND'S SEVEN-DAY YIELD COMPARED TO A BENCHMARK -- IMONEYNET, INC. (FORMERLY IBC FINANCIAL DATA, INC.) MONEY FUND AVERAGES(TRADEMARK)/FIRST TIER, AN AVERAGE OF ALL MAJOR MONEY MARKET FUND SEVEN-DAY YIELDS. INFORMATION FOR THE BENCHMARK IS BASED ON A FULL CALENDAR YEAR IN 1995, WHEREAS THE USAA LIFE MONEY MARKET FUND YIELDS ARE BASED ON A STARTING DATE OF JANUARY 5, 1995 -- THE INCEPTION DATE OF THIS FUND. THIS COMPARISON IS FOR ILLUSTRATIVE PURPOSES ONLY.




GENERAL DISCUSSION
BY PORTFOLIO MANAGER PAM BLEDSOE NOBLE, CFA

CURRENT MARKET CONDITIONS

After experiencing six interest-rate increases between June 1999 and May 2000, the U.S. economy began to exhibit the impact of these rate hikes during the third quarter of 2000. Economic indicators such as the gross domestic product
(GDP), consumer confidence, industrial production, and retail sales began showing signs of a slowdown in the early fall. These signs continued throughout the recent holiday season. In response to the severity of the slowdown, the financial markets have begun to reflect the strong likelihood of the Federal Reserve (the Fed) reducing its target federal funds rate during the first quarter of 2001. During the fourth quarter of 2000, the fed funds target rate was 6.50%. As a surprise inter-meeting move, the Fed reduced the target fed funds rate to 6.00% on January 3, 2001.

Since our report to you one year ago, the seven-day yield on the USAA Life Money Market Fund increased from 5.81% to 6.34%, reflecting the market conditions discussed above. As market rates decline, the yield on the Fund will reflect the lower rates. Since the Fund is managed with a weighted average maturity that coincides with the free look period offered on USAA Life's variable insurance products, it will be sensitive to changes in short-term interest rates.

STRATEGY

The USAA Life Money Market Fund is managed to provide the highest degree of liquidity and safety while maintaining a stable net asset value. We use commercial paper, variable-rate demand notes, and U.S. government agency discount notes to pursue this objective. The mix among these investment vehicles varies based on product availability, cash flows of the Fund, and market conditions.

PERFORMANCE

According to Lipper Analytical Services, the USAA Life Money Market Fund was ranked 17 out of 107 variable insurance product money market funds for the 12 months ended December 31, 2000. The total return for the USAA Life Money Market Fund was 6.22% compared to an average of 5.99% for all variable insurance product money market funds. Past performance is no guarantee of future results.




INVESTMENT PROGRAM

THE FUND INVESTS ITS ASSETS IN HIGH-QUALITY, U. S. DOLLAR-DENOMINATED DEBT SECURITIES OF DOMESTIC AND FOREIGN ISSUERS THAT HAVE BEEN DETERMINED TO PRESENT MINIMAL CREDIT RISK.






SIMPLE SEVEN-DAY YIELD:    6.34%*

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
ONE-YEAR:                  6.22%
FIVE-YEAR:                 5.41%
SINCE INCEPTION
JANUARY 5, 1995:           5.46%

* THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.






THE TOTAL-RETURN AND SEVEN-DAY YIELD CALCULATIONS FOUND IN THIS SECTION ARE CALCULATED AT THE FUND LEVEL AND REFLECT THE CHANGE IN THE NET ASSET VALUE
(NAV), THE REINVESTMENT OF INCOME DIVIDENDS, AND THE DEDUCTION OF FUND EXPENSES. THEY DO NOT REFLECT INSURANCE CONTRACT CHARGES AT THE SEPARATE ACCOUNT LEVEL, SUCH AS THE MORTALITY AND EXPENSE CHARGE. IF THEY DID, THE PERFORMANCE QUOTED ABOVE WOULD BE LOWER. MORE SPECIFIC INFORMATION REGARDING THE FUND EXPENSES AND INSURANCE CONTRACT CHARGES CAN BE FOUND IN THE VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE PROSPECTUSES. THESE NAV TOTAL-RETURN CALCULATIONS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RETURNS.






PORTFOLIO MIX AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

A pie chart is shown here depicting the Portfolio Mix as Percentage of Net Assets as of December 31, 2000 of the USAA Life Money Market Fund to be:

U. S. Agency Discount Notes - 22.9%; Variable-Rate Demand Notes - 41.9%; and Commercial Paper - 34.3%.


* PERCENTAGES ARE OF NET ASSETS AND MAY NOT BE EQUAL TO 100%.

* LIPPER ANALYTICAL SERVICES, INC. IS AN INDEPENDENT ORGANIZATION THAT MONITORS FUND PERFORMANCE OF VARIABLE INSURANCE PRODUCT FUNDS.

* AN INVESTMENT IN THE USAA LIFE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE F.D.I.C. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO PRESERVE THE VALUE OF THE FUND AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.







                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
                                  AN OVERVIEW
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000


COMPARISON OF FUND PERFORMANCE TO BENCHMARKS

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Life Income Fund, to the Lehman Brothers Aggregate Bond Index, and to the Lipper Corporate Debt A-Rated Average for the period of 01/01/1995 through 12/31/2000. The data points from the graph are as follows:

                USAA LIFE            LEHMAN BROTHERS       LIPPER CORPORATE DEBT
               INCOME FUND        AGGREGATE BOND INDEX        A-RATED AVERAGE
               -----------        --------------------     ---------------------
01/01/1995       $10,000                 $10,000                 $10,000
06/1995           11,220                  11,144                  11,130
12/1995           12,389                  11,847                  11,890
06/1996           11,863                  11,704                  11,639
12/1996           12,472                  12,278                  12,206
06/1997           12,844                  12,657                  12,561
12/1997           13,919                  13,463                  13,345
06/1998           14,568                  13,992                  13,875
12/1998           15,196                  14,632                  14,400
06/1999           14,673                  14,432                  14,093
12/1999           14,412                  14,512                  14,114
06/2000           15,153                  15,091                  14,547
12/2000           16,430                  16,199                  15,553

Data represent the last business day of each month.

* Total returns may change over time due to funds being added and deleted from the category.


THE GRAPH ABOVE COMPARES THE PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA LIFE INCOME FUND TO THE BROAD-BASED LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LIPPER CORPORATE DEBT A-RATED AVERAGE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. THE LIPPER CORPORATE DEBT A-RATED AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL VARIABLE INSURANCE PRODUCT CORPORATE DEBT A-RATED FUNDS AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC.

THE CALCULATIONS FOR THE LEHMAN BROTHERS AND LIPPER INDEXES ARE BASED ON A FULL CALENDAR YEAR IN 1995, WHEREAS THE USAA LIFE INCOME FUND CALCULATIONS ARE BASED ON A STARTING DATE OF JANUARY 5, 1995 -- THE INCEPTION DATE OF THIS FUND. THIS COMPARISON IS FOR ILLUSTRATIVE PURPOSES ONLY.

LIPPER ANALYTICAL SERVICES, INC. IS AN INDEPENDENT ORGANIZATION THAT MONITORS FUND PERFORMANCE OF VARIABLE INSURANCE PRODUCT FUNDS.




GENERAL DISCUSSION
BY PORTFOLIO MANAGER MARGARET "DIDI" WEINBLATT, CFA

MARKET  CONDITIONS

However inauspiciously it began, the year 2000 turned out to be good for investment-grade bonds. The year began in the midst of a Federal Reserve Board
(Fed) tightening cycle, which saw the Fed hike interests rates six times between June 1999 and May 2000. The 30-year Treasury bond yield peaked at 6.75% in January of 2000. As the regulator of the nation's commercial banks, the Fed also pushed banks to tighten lending standards for commercial and industrial loans. The Fed's tightening policies were a reaction to the threat of inflation produced by strong economic growth and rising energy prices. Energy prices doubled in 1999 and continued to rise throughout 2000. Inflation is a bond's worst enemy.

In January 2000, the U.S. Treasury Department announced it would use the burgeoning budget surplus to buy back long-term Treasury bonds, and the outlook changed. This announcement set the stage for a rally in long-term Treasury bonds.



30-YEAR U.S. TREASURY BOND YIELD

A chart in the form of a line graph appears here, illustrating the performance of a 30-year U.S. Treasury Bond Yield for the period 12/31/1999 through 12/31/2000. The data points from the graph are as follows:

Beginning Yield: 6.48%
Low Yield:       5.39
Ending Yield:    5.46

                  30-YEAR U.S.
              TREASURY BOND YIELD
              -------------------
12/31/1999           6.48%
01/31/2000           6.49
02/29/2000           6.14
03/31/2000           5.84
04/28/2000           5.96
05/31/2000           6.02
06/30/2000           5.89
07/31/2000           5.79
08/31/2000           5.67
09/29/2000           5.88
10/31/2000           5.79
11/30/2000           5.59
12/31/2000           5.46


By mid-year, the triple drag of Fed tightening, higher energy prices, and a falling stock market served to brake the strong economic growth the U.S. had experienced. A slowing economy is good for the bond market, which has now begun to factor in future Fed easing (or lowering of interest rates). In fact, on January 3, 2001, in a surprise move, the Fed began an easing cycle by lowering interest rates by 0.50%. More Fed easing is expected. Fed policy effects short-term yield the most. In the last six months, yields on two-year and five-year Treasury bonds dropped by more than 1.2%. Yields on 10-year and 30-year Treasury bonds also fell, but in smaller amounts. Since bond prices rise as their yields fall, bonds showed strong returns for the period.

PERFORMANCE

The USAA Life Income Fund participated in the bond market rally. For the year ending December 31, 2000, the Fund had a total return of 14.0%, well above the 11.6% return of the Lehman Aggregate Bond Index and the 10.5% return for the Lipper Corporate Debt A-Rated Variable Insurance Product Average. The Fund ranked 1 out of 31 and 8 out of 26 funds for the Lipper Corporate Debt A-Rated Variable Insurance Product Fund category for the one- and five-year periods ending December 31, 2000, respectively. Lipper rankings are based on total returns.

STRATEGY

The securities in the Fund were well positioned to take advantage of the bond market rally. Returns were helped by investments in bonds issued by the U.S. government or its agencies (over half the portfolio) and in real estate investment trust (REIT) preferred stocks. High-quality corporate bonds also performed well, but lagged the returns of other bond market sectors. We used this relative weakness in corporate bonds to increase the Fund's allocation to this sector.

TREASURY INFLATION PROTECTED SECURITIES (TIPS) - As noted above, inflation risk threatened the economy during much of the year. Oil prices climbed above $30 per barrel; labor markets were tight. Therefore, we initiated a position in Treasury Inflation-Indexed Notes, commonly referred to as TIPS, or Treasury Inflation Protected Securities. TIPS offer a real - that is after inflation - rate of return. Like other Treasury securities, TIPS are backed by the full faith and credit of the U.S. government. As of this writing, 10-year TIPS are trading at a real yield of 3.6%. With trailing 12-month inflation running at around 3.4%, TIPS are yielding 7%, while the regular 10-year Treasury is trading at a 5% yield. TIPS are the only security for which real returns are CONTRACTUALLY GUARANTEED. Because the TIPS are backed by the full faith and credit of the U.S. government, they are a real risk-free asset and can provide inflation protection to the Fund.

OUTLOOK

Signs of a slowing economy are increasing. Now, the risk is that higher energy prices, combined with tighter lending standards by commercial banks, will slow growth enough to cause a hard landing instead of a soft landing. The Fed's current easing policy should help bonds. Over half of the portfolio is invested in securities issued by the U.S. government or its agencies. Our team of credit analysts closely monitors our holdings in corporate bonds and REIT preferred stocks. Our analysts scrutinize each company's credit fundamentals and follow economic trends that will affect them. Our team of traders closely monitors market conditions to find the best values in the market. Speaking for all of our team, it is a privilege to be given the opportunity to serve.



-----------------------------------------------------
TOP 10 SECURITIES
AS OF DECEMBER 31, 2000
-----------------------------------------------------
                             COUPON          % OF
                              RATE        NET ASSETS
-----------------------------------------------------
GNMA                          6.00%          18.9%
-----------------------------------------------------
FNMA                          6.625           9.5
-----------------------------------------------------
FNMA                          7.00            7.8
-----------------------------------------------------
GNMA                          7.00            6.8
-----------------------------------------------------
U.S. Treasury Bond            6.625           4.9
-----------------------------------------------------
Phillips Petroleum
Co. Notes                     8.75            4.2
-----------------------------------------------------
Washington Mutual
Subordinated Notes            8.25            3.9
-----------------------------------------------------
First Union Corp.
Subordinated Notes            7.50            3.8
-----------------------------------------------------
Wells Fargo & Co.
Subordinated Notes            6.88            3.8
-----------------------------------------------------
Yosemite Security
Trust I Bonds                 8.25            3.8
-----------------------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.




INVESTMENT PROGRAM

THE FUND INVESTS ITS ASSETS PRIMARILY IN U. S. DOLLAR-DENOMINATED DEBT AND INCOME-PRODUCING SECURITIES THAT HAVE BEEN SELECTED FOR THEIR HIGH YIELDS RELATIVE TO THE RISK INVOLVED.





NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
ONE-YEAR:             14.00%
FIVE-YEAR:             5.81%
SINCE INCEPTION
JANUARY 5, 1995:       8.64%






THE TOTAL-RETURN CALCULATIONS FOUND IN THIS SECTION ARE CALCULATED AT THE FUND LEVEL AND REFLECT THE CHANGE IN THE NET ASSET VALUE (NAV), THE REINVESTMENT OF INCOME DIVIDENDS, AND THE DEDUCTION OF FUND EXPENSES. THEY DO NOT REFLECT INSURANCE CONTRACT CHARGES AT THE SEPARATE ACCOUNT LEVEL, SUCH AS THE MORTALITY AND EXPENSE CHARGE. IF THEY DID, THE PERFORMANCE QUOTED ABOVE WOULD BE LOWER. MORE SPECIFIC INFORMATION REGARDING THE FUND EXPENSES AND INSURANCE CONTRACT CHARGES CAN BE FOUND IN THE VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE PROSPECTUSES. THESE NAV TOTAL-RETURN CALCULATIONS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RETURNS.








                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                        USAA LIFE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                  AN OVERVIEW
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------


INVESTMENT PROGRAM

THE FUND INVESTS ITS ASSETS PRIMARILY IN DIVIDEND-PAYING EQUITY SECURITIES.






NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
ONE-YEAR:            3.70%
FIVE-YEAR:          14.82%
SINCE INCEPTION
JANUARY 5, 1995:    17.51%








THE TOTAL-RETURN CALCULATIONS FOUND IN THIS SECTION ARE CALCULATED AT THE FUND LEVEL AND REFLECT THE CHANGE IN THE NET ASSET VALUE (NAV), THE REINVESTMENT OF INCOME DIVIDENDS, AND THE DEDUCTION OF FUND EXPENSES. THEY DO NOT REFLECT INSURANCE CONTRACT CHARGES AT THE SEPARATE ACCOUNT LEVEL, SUCH AS THE MORTALITY AND EXPENSE CHARGE. IF THEY DID, THE PERFORMANCE QUOTED ABOVE WOULD BE LOWER. MORE SPECIFIC INFORMATION REGARDING THE FUND EXPENSES AND INSURANCE CONTRACT CHARGES CAN BE FOUND IN THE VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE PROSPECTUSES. THESE NAV TOTAL-RETURN CALCULATIONS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RETURNS.






COMPARISON OF FUND PERFORMANCE TO BENCHMARK

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Life Growth and Income Fund, the S&P 500(Registered Trademark) Index, and the Lipper Growth and Income Fund Average for the period of 01/01/1995 through 12/31/2000. The data points from the graph are as follows:

                 USAA LIFE GROWTH                          LIPPER GROWTH AND
                 AND INCOME FUND        S&P 500 INDEX     INCOME FUND AVERAGE*
                 ----------------       -------------     -------------------
01/01/1995           $10,000               $10,000              $10,000
06/1995               11,650                12,019               11,681
12/1995               13,172                13,753               13,226
06/1996               14,500                15,141               14,452
12/1996               16,351                16,909               16,003
06/1997               19,111                20,392               18,642
12/1997               20,671                22,548               20,429
06/1998               22,700                26,544               23,041
12/1998               22,103                28,997               24,090
06/1999               25,780                32,583               26,837
12/1999               25,346                35,096               27,419
06/2000               25,836                34,946               27,282
12/2000               26,284                31,902               26,825

Data represent the last business day of each month.

* Total returns may change over time due to funds being added and deleted from the category.


THE GRAPH ABOVE COMPARES THE PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA LIFE GROWTH AND INCOME FUND TO THE S&P 500(REGISTERED TRADEMARK) INDEX AND THE LIPPER GROWTH AND INCOME FUND AVERAGE. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

THE 1995 CALCULATIONS FOR THE S&P 500 INDEX ARE BASED ON A FULL CALENDAR YEAR 1995, WHEREAS THE CALCULATIONS FOR THE USAA LIFE GROWTH AND INCOME FUND ARE BASED ON A STARTING DATE OF JANUARY 5, 1995 -- THE INCEPTION DATE OF THIS FUND. THIS COMPARISON IS FOR ILLUSTRATIVE PURPOSES ONLY.


THE LIPPER GROWTH AND INCOME FUNDS AVERAGE IS AN AVERAGE OF ALL GROWTH AND INCOME FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS FUND PERFORMANCE OF VARIABLE INSURANCE PRODUCT FUNDS.


GENERAL DISCUSSION
BY PORTFOLIO MANAGER R. DAVID ULLOM, CFA

PERFORMANCE

For the 12 months ended December 31, 2000, the USAA Life Growth and Income Fund generated a total return of 3.70%. This compares to a return of -9.10% for the S&P 500 Index and 1.15% for the average variable insurance product growth and income fund as defined by Lipper Analytical Services, Inc.

The stock market's performance in 2000 was in sharp contrast to its performance in 1999. Whereas technology shares accounted for much of the market's appreciation in 1999, this sector was one of the worst performing areas in 2000. In turn, the USAA Life Growth and Income Fund's underweighting in this sector significantly aided relative performance. Three other areas of the Fund's investments helped performance; energy, financials, and consumer staples. With the rise in most energy commodity prices, the Fund's holdings in energy - Helmerich & Payne, Anadarko Petroleum, Texaco, and Royal Dutch Petroleum - all showed some appreciation. Likewise, holdings in the consumer staples area performed well as investors sought areas where there were reasonable valuations and some growth prospects. Also, a significant Fund holding, Nabisco Group, was acquired by Philip Morris. In anticipation of the Federal Reserve Board cutting interest rates and reasonable levels of valuation, most banks and financial stocks did well - particularly during the second half of the year. Finally, helping the Fund's performance in this area was Citigroup's acquisition of Associates First Capital.

Hindering performance were holdings in health care, transportation, and basic materials. Most holdings of the Fund in the health care area appreciated significantly, but a significant holding, Bausch & Lomb, actually declined due to earnings disappointments. The relative impact of the Fund's holdings in transportation and basic materials was minor. Finally, two other areas that hurt performance, but where the Fund had an underweighted position, were communication services and consumer cyclicals.

PORTFOLIO STRATEGY AND OUTLOOK

The year 2000 represented a reversal of 1999 in terms of sector performance. Whereas technology names led the market in 1999, these stocks were actually down in 2000. Likewise, those sectors that performed relatively poorly in 1999 - energy, financials, and health care - did very well in 2000.

Despite the correction in the major market averages last year, we feel that there could be more corrections to come. This concern stems from mounting evidence that the U.S. economy is experiencing a significant slowdown in economic growth. As a result, there could be further decreases in estimated earnings for many companies, which will work to bring share prices down. At the same time, this economic slowdown should also help to reduce the lofty valuations of many stocks.

As to our strategy for the USAA Life Growth and Income Fund, we will continue to focus on an analysis of the fundamentals for every stock we own and purchase. Also, we will continue to maintain a diversified portfolio with a reasonable balance in all major economic sectors. Our cautious outlook on the market leads us to favor energy, financials, and selected health care names. However, selected technology shares are beginning to approach reasonable valuation levels.




--------------------------------------------
TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
--------------------------------------------
                                     % OF
                                  NET ASSETS
--------------------------------------------
Verizon Communications, Inc.          3.2%
--------------------------------------------
Citigroup, Inc.                       3.0
--------------------------------------------
American International
Group, Inc.                           2.8
--------------------------------------------
Bristol-Meyers Squibb Co.             2.4
--------------------------------------------
Merck & Co., Inc.                     2.4
--------------------------------------------
Alcoa, Inc.                           2.3
--------------------------------------------
Coastal Corp.                         2.3
--------------------------------------------
General Electric Co.                  2.3
--------------------------------------------
Everest Realty Group Ltd              2.2
--------------------------------------------
Washington Mutual, Inc.               2.1
--------------------------------------------




----------------------------------------------
TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
----------------------------------------------
                                      % OF
                                    NET ASSETS
----------------------------------------------
Health Care - Diversified              6.7%
----------------------------------------------
Finance - Diversified                  4.8
----------------------------------------------
Drugs                                  4.5
----------------------------------------------
Telephones                             4.2
----------------------------------------------
Banks - Major Regional                 4.1
----------------------------------------------
Electrical Equipment                   3.9
----------------------------------------------
Computer
Software & Service                     3.7
----------------------------------------------
Banks - Money Center                   3.4
----------------------------------------------
Aerospace/Defense                      3.2
----------------------------------------------
Oil - International Integrated         2.9
----------------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.










                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
--------------------------------------------------------------------------------
                                  AN OVERVIEW
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------


INVESTMENT PROGRAM

THE FUND INVESTS ITS ASSETS PRIMARILY IN EQUITY SECURITIES OF BOTH FOREIGN AND DOMESTIC ISSUERS. THE FUND MAY INVEST THE REMAINDER OF ITS ASSETS IN INVESTMENT-GRADE, SHORT-TERM DEBT INSTRUMENTS WITH REMAINING MATURITIES OF LESS THAN ONE YEAR THAT ARE ISSUED AND GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE
U. S. GOVERNMENT OR BY ITS AGENCIES, OR IN REPURCHASE AGREEMENTS COLLATERALIZED BY SUCH SECURITIES.









NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
ONE-YEAR:              -10.34%
FIVE-YEAR:              12.57%
SINCE INCEPTION
JANUARY 5, 1995:        13.74%









THE TOTAL-RETURN CALCULATIONS FOUND IN THIS SECTION ARE CALCULATED AT THE FUND LEVEL AND REFLECT THE CHANGE IN THE NET ASSET VALUE (NAV), THE REINVESTMENT OF INCOME DIVIDENDS, AND THE DEDUCTION OF FUND EXPENSES. THEY DO NOT REFLECT INSURANCE CONTRACT CHARGES AT THE SEPARATE ACCOUNT LEVEL, SUCH AS THE MORTALITY AND EXPENSE CHARGE. IF THEY DID, THE PERFORMANCE QUOTED ABOVE WOULD BE LOWER. MORE SPECIFIC INFORMATION REGARDING THE FUND EXPENSES AND INSURANCE CONTRACT CHARGES CAN BE FOUND IN THE VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE PROSPECTUSES. THESE NAV TOTAL-RETURN CALCULATIONS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RETURNS.








COMPARISON OF FUND PERFORMANCE TO BENCHMARK

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Life World Growth Fund to the Morgan Stanley Capital International, Inc.(MSCI)-World Index for the period of 01/01/1995 through 12/31/2000. The data points from the graph are as follows:

              USAA LIFE WORLD         MORGAN STANLEY CAPITAL
                GROWTH FUND       INTERNATIONAL, INC. - WORLD INDEX
              ---------------     ---------------------------------
01/01/1995        $10,000                    $10,000
06/1995            11,150                     10,914
12/1995            11,956                     12,072
06/1996            13,614                     12,927
12/1996            14,481                     13,699
06/1997            16,666                     15,807
12/1997            16,521                     15,859
06/1998            18,765                     18,498
12/1998            18,414                     19,718
06/1999            20,344                     21,397
12/1999            24,109                     24,635
06/2000            24,833                     24,005
12/2000            21,616                     21,389

Data represent the last business day of each month.


THE GRAPH ABOVE COMPARES THE PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA LIFE WORLD GROWTH FUND TO ITS BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL, INC. (MSCI)-WORLD INDEX, AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENT OF WORLD STOCK MARKETS BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

THE 1995 CALCULATIONS FOR THE MORGAN STANLEY INDEX ARE BASED ON A FULL CALENDAR YEAR, WHEREAS THE USAA LIFE WORLD GROWTH FUND CALCULATIONS ARE BASED ON A STARTING DATE OF JANUARY 5, 1995 -- THE INCEPTION DATE OF THIS FUND. THIS COMPARISON IS FOR ILLUSTRATIVE PURPOSES ONLY.




GENERAL DISCUSSION
BY PORTFOLIO MANAGERS  ALBERT SEBASTIAN, CFA, KEVIN P.  MOORE, AND CURT ROHRMAN,
CFA

MARKET CONDITIONS

For the 12-month period ended December 31, 2000, the USAA Life World Growth Fund's total return was -10.34%, compared to the Lipper Variable Insurance Product Global Funds Average return of -9.93%, and the Morgan Stanley Capital International (MSCI)-World Index return of -13.18%. The Fund's overweighted position in European and Canadian equities had a positive affect on its performance, while security selection in the United States and Japanese markets had a negative affect on its performance.

DEVELOPED MARKETS (EXCEPT JAPAN) - European equity markets were down for the period, but did outperform other international markets. The more defensive sectors - such as health care, utilities, financials, and consumer staples - registered positive returns, while the best performers last year - telecommunication services and information technology sectors - were down substantially.

Canada, along with Switzerland, was the only major market to register a positive return for the period. Our energy holdings performed particularly well because of higher oil and natural gas prices during the year. Banking and insurance stocks also performed well, while our holdings in technology performed poorly.

JAPAN - Japan underperformed most other developed markets for the period, as the inflated valuations surrounding many Internet-related stocks proved completely unsustainable. A number of prominent bankruptcies in the retail and insurance industries also hurt equity performance. Our holdings in information technology and telecom services performed poorly, as did our consumer cyclical and industrial stocks.

EMERGING MARKETS - The last six months have been a volatile period for emerging markets. The combination of technology-sector and political concerns has put pressure on Asian markets. Mexico and Brazil have enjoyed a strong six months of growth in gross domestic products and falling inflation, while the rest of Latin America has been embroiled in political problems. Within the Central European markets, Russia has performed well with rising oil prices. South Africa suffered from falling growth prospects, while Israel benefited from falling inflation and interest rates. Turkey has suffered from a slowing restructuring transition. We believe that the outlook for emerging markets, while not without concerns, continues to look favorable.

UNITED STATES - U.S. stocks declined as the economy slowed during the period and corporate profit expectations were reduced accordingly. Concerns regarding the outcome of the presidential election added to the overall uncertainty. But through it all, technology stocks experienced the most selling pressure due to a combination of extreme valuations, broad reductions in earnings estimates, and openly publicized difficulties among many dot-com companies. Profit-taking and market rotation to defensive industries such as health care and utilities accelerated the decline in technology stocks.

The Fund's overweighted position in U.S. technology stocks hurt performance. Stocks that fell more than 50% in value during the period included Applied Materials, Art Technology Group, Dell Computer, Lucent Technologies, and Micron Technology. Stocks outside the technology group that experienced material declines included Clear Channel Communications, Disney, Halliburton, and Level 3 Communications. Still, several stocks posted sizable gains. These included American International Group, BEA Systems, Bristol-Myers Squibb, Health Management Associates, Johnson & Johnson, Mellon Financial, Merck, and Pharmacia.

OUTLOOK

Despite signs that the global economy is slowing, we continue to view Europe and Canada positively. The recent election in Canada returned the governing party to power with a large majority and a clear mandate to cut taxes and implement financial reforms. In Europe, most fiscal budgets are in surplus, and a number of countries, including Germany, have announced significant tax reductions for 2001. We are, however, less positive about Japan due to the high level of financial and government debt as well as the uncertain political outlook. As a result, Japan has few policy tools at its disposal to mitigate an economic slowdown. In emerging markets, we favor Mexico, Brazil and Korea. Overall we continue to underweight the financial and utility sectors in the Fund and overweight the technology, industrial, and energy sectors.

Our outlook for the U.S. market remains positive. The Federal Reserve is poised to reduce interest rates in the next six months to help the slowing U.S. economy. World economies and foreign currencies should benefit from the easing of U.S. monetary policy. We expect continued U.S. investment in technology in order to improve customer relations, cost structure, and product delivery. The result should be continued double-digit profit growth over the next three to five years. Preferred areas for investment include technology, particularly software and telecom equipment, and health care.


HEALTH  MANAGEMENT  ASSOCIATES  WAS SOLD OUT OF THE FUND PRIOR TO  DECEMBER  31,
2000.

THE LIPPER GLOBAL FUNDS AVERAGE IS THE AVERAGE  PERFORMANCE  LEVEL OF ALL GLOBAL
FUNDS,  AS  REPORTED  BY  LIPPER  ANALYTICAL  SERVICES,   INC.,  AN  INDEPENDENT
ORGANIZATION THAT MONITORS THE PERFORMANCE OF VARIABLE INSURANCE PRODUCT FUNDS.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.






COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

A pie chart is shown here depicting the Country Weightings as Percentage of Net Assets as of December 31, 2000 of the USAA Life World Growth Fund to be:

USA - 34.4%; United Kingdom - 11.2%; Japan - 7.7%; Netherlands - 6.8%; Canada - 6.6%; France - 5.2%; Finland - 3.6%; Sweden - 3.0%; Switzerland - 2.5%; Italy - 2.4%; Germany - 2.2%; Spain - 2.1%; and Other* - 11.3%.


* COUNTRIES REPRESENTING LESS THAN 2% OF THE PORTFOLIO AND U. S. GOVERNMENT AND AGENCY ISSUES.

PERCENTAGES ARE OF NET ASSETS AND MAY NOT BE EQUAL TO 100%.







---------------------------------------------
TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
---------------------------------------------
                                      % OF
                                   NET ASSETS
---------------------------------------------
Nokia Corp. ADR (Finland)              2.4%
---------------------------------------------
General Electric Co (U.S.)             1.4
---------------------------------------------
ING Group N.V. (Netherlands)           1.4
---------------------------------------------
Kloninklijke Phillips
Elec (Netherlands)                     1.4
---------------------------------------------
Total Fina (France)                    1.4
---------------------------------------------
Target Corp. (U.S.)                    1.3
---------------------------------------------
Akzo Nobel N.V. (Netherlands)          1.2
---------------------------------------------
Avon Products, Inc. (U.S.)             1.2
---------------------------------------------
Medtronic Inc. (U.S.)                  1.2
---------------------------------------------
Oracle Corp. (U.S.)                    1.2
---------------------------------------------



---------------------------------------------
TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
---------------------------------------------
                                      % OF
                                   NET ASSETS
---------------------------------------------
Drugs                                 8.8%
---------------------------------------------
Communication Equipment               6.0
---------------------------------------------
Computer Software & Service           5.3
---------------------------------------------
Electronics - Semiconductors          5.0
---------------------------------------------
Insurance - Multiline Companies       5.0
---------------------------------------------
Telephones                            4.4
---------------------------------------------
Banks - Money Center                  4.3
---------------------------------------------
Banks - Major Regional                3.3
---------------------------------------------
Chemicals - Specialty                 2.9
---------------------------------------------
Oil - International Integrated        2.9
---------------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.








                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
                                  AN OVERVIEW
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------


COMPARISON OF FUND PERFORMANCE TO BENCHMARKS

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Life Diversified Assets Fund, to the S&P 500 Index, to the Lipper Balanced Fund Average, and to the Lehman Brothers Aggregate Bond Index for the period of 01/01/1995 through 12/31/2000. The data points from the graph are as follows:

               USAA LIFE
              DIVERSIFIED     S&P 500     LIPPER BALANCED     LEHMAN BROTHERS
              ASSETS FUND      INDEX       FUND AVERAGE*    AGGREGATE BOND INDEX
              -----------     -------     ---------------   --------------------
01/01/1995      $10,000       $10,000         $10,000             $10,000
06/1995          11,300        12,019          11,351              11,144
12/1995          12,633        13,753          12,407              11,847
06/1996          13,341        15,141          12,980              11,704
12/1996          14,440        16,909          13,999              12,278
06/1997          16,051        20,392          15,430              12,657
12/1997          17,429        22,548          16,608              13,463
06/1998          18,913        26,544          18,303              13,992
12/1998          19,108        28,997          19,249              14,632
06/1999          21,124        32,583          20,519              14,432
12/1999          20,555        35,096          21,344              14,512
06/2000          21,117        34,946          21,667              15,091
12/2000          21,383        31,902          21,481              16,199

Data represent the last business day of each month.

* Total returns may change over time due to funds being added and deleted from the category.


THE GRAPH ABOVE COMPARES THE PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA LIFE DIVERSIFIED ASSETS FUND TO THE LIPPER BALANCED FUND AVERAGE AND TWO INDUSTRY INDEXES THAT MOST CLOSELY RESEMBLE THE HOLDINGS OF THIS FUND.

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. THE LIPPER BALANCED FUND AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL VARIABLE INSURANCE PRODUCT BALANCED FUNDS AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF VARIABLE INSURANCE PRODUCT FUNDS.

THE 1995 CALCULATIONS FOR ALL INDEXES AND AVERAGES ARE BASED ON A FULL CALENDAR YEAR, WHEREAS THE USAA LIFE DIVERSIFIED ASSETS FUND CALCULATIONS ARE BASED ON A STARTING DATE OF JANUARY 5, 1995 -- THE INCEPTION DATE OF THIS FUND. THIS COMPARISON IS FOR ILLUSTRATIVE PURPOSES ONLY.






GENERAL DISCUSSION
BY PORTFOLIO MANAGERS TIMOTHY P. BEYER, CFA (EQUITY SECURITIES)
AND PAUL LUNDMARK, CFA (DEBT SECURITIES)

PERFORMANCE

For the 12 months ended December 31, 2000, the total return for the USAA Life Diversified Assets Fund was 4.02% versus 2.25% for the average variable insurance product funds as reported by Lipper Analytical Services, Inc. At year-end, as well as during the year, the Fund maintained approximately 60% in equities and 40% in fixed-income securities. While equities performed poorly in 2000, our higher-than-average allocation to them may benefit long-term performance.

EQUITY SECURITIES - While the broad stock market averages were down in 2000, the path taken made all the difference. Value stocks outperformed growth stocks significantly in the last three quarters of the year. This was primarily due to the extended valuations in technology stocks, which make up a large portion of the growth stock universe. Strong gains in traditional value groups such as financials and energy also contributed meaningfully to the outperformance of value stocks. This resurgence of the value style benefited the Fund due to its bias for value stocks in 2000. In retrospect, some of our thoughts expressed in last year's 1999 annual report tell the story for 2000. At that time, we expressed our nervousness over technology stocks due to high valuations. It turned out our fears were well founded as the technology sector of the S&P 500 Index lost almost 40% of its value in 2000. While our technology stocks declined, we had far less exposure to the sector than the average fund.
Likewise, we also voiced our growing interest in the financial sector due to attractive valuations. Our 16% weighting in financial stocks was up 45% in 2000.

The performance of our stocks in the financial sector was by far the biggest contributor to our success in 2000. The prospect that the Federal Reserve Board (the Fed) might soon lower interest rates (which it subsequently did in early January 2001) led to a tremendous rally in the sector, particularly in the fourth quarter. Washington Mutual was up 112% for the year, while others such as PNC Financial, CIGNA, and Allstate had high double-digit percentage increases in price. The strength in the energy sector, a group in which we were also overweight in 2000, benefited performance as well. Strong global demand and little new supply led to spiraling oil and natural gas prices, which led to higher stock prices. Our energy stocks were up 39% on average for the year, led by Helmerich & Payne, Anadarko Petroleum, and Coastal Corp. Our health care holdings also performed well as a result of the stable and predictable earnings growth they offer in the face of a weakening economy.

We made several changes to the portfolio late in the year. The steep decline in technology and telecom stocks gave us an opportunity to increase our weightings significantly in these groups at very attractive valuations. For example, we significantly added to our position in Microsoft at valuations comparable to the average company in the S&P 500, yet we think Microsoft is far better than the average company. Despite near-term challenges, Microsoft's competitive position is unrivaled, its balance sheet is sterling with $45 billion dollars in cash and marketable securities, and its prospects for long-term sustainable growth remain outstanding. We have made it our largest holding within the equity portion of the Fund. We also bought many new stocks in the technology sector, which we think will perform well when the economy strengthens. We funded these purchases primarily by reducing our weighting in the financial sector. The sharp rise in valuations in this sector in the fourth quarter gave us an opportunity to take profits and increase our exposure to companies in other sectors with higher growth prospects.

DEBT SECURITIES - We manage the bond sector so that income is the primary component of total return. Over the past 12 months, interest rates dropped significantly. Investors' believe the economy is slowing too much and that it could be heading for a hard landing or possibly a recession. Admittedly, the economy has slowed decisively, however, the Fed's 0.5% rate cut should help control the weakness. Given our beliefs, we feel that there is potential for non-Treasury securities to perform very well in this soft landing scenario.

Because of our income orientation and risk/reward analysis, we continue to favor investments in higher-yielding instruments of the bond market - such as corporate bonds and mortgage-backed securities - rather than Treasuries. Although corporates and mortgages performed well in 2000, they lagged behind the performance of Treasury securities. Treasury securities received a strong bid due to the buy-back of Treasuries by the U.S. government. We did have some corporates that did very well, such as Imperial Bancorp, which is being acquired by Comerica (a higher-rated entity). While most of your securities participated in the rally in bonds, we did have a few disappointments, notably Finova and Great Atlantic & Pacific. Our position in Finova was sold, but we continue to hold Great Atlantic & Pacific because we believe they are turning their operations around.

MARKET OUTLOOK AND STRATEGY

EQUITY SECURITIES - Our strategy for the common stock portion of the USAA Life Diversified Assets Fund is simple: buy stocks that offer the highest risk-adjusted returns in our universe while maintaining diversification across all economic sectors. The economy continues to show weakness as we go to press, and as a result we see a high probability that the Fed will continue to lower rates. As mentioned earlier, we have reduced our exposure to the financial sector, not only due to higher valuations, but also due to the potential impact the weakening economy could have on credit quality. Similarly, we see the drug sector as somewhat of a safe haven in these uncertain economic times. We also see the market offering us an opportunity to add to several attractive high-growth technology stocks which may have near-term earnings difficulties, but offer unparalleled long-term secular growth when the economy strengthens, which we think might be in the second half of 2001.

DEBT SECURITIES - Looking to the future, we think non-Treasury securities have the potential to increase in relative value. Our continued emphasis is on finding securities that represent good risk/reward characteristics.


ALLSTATE, HELMERICH & PAYNE, AND COASTAL CORP. WERE SOLD OUT OF THE FUND PRIOR TO DECEMBER 31, 2000.







INVESTMENT PROGRAM

THE FUND INVESTS ITS ASSETS IN A DIVERSIFIED PROGRAM WITHIN ONE MUTUAL FUND BY ALLOCATING THE FUND'S ASSETS, UNDER NORMAL MARKET CONDITIONS, IN APPROXIMATELY 60% EQUITY SECURITIES AND APPROXIMATELY 40% IN DEBT SECURITIES OF VARYING
MATURITIES. THE FUND'S ASSETS ALSO MAY BE INVESTED IN SHARES OF REAL ESTATE INVESTMENT TRUSTS (REITS).









NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
ONE-YEAR:            4.02%
FIVE-YEAR:          11.10%
SINCE INCEPTION
JANUARY 5, 1995:    13.53%










THE TOTAL-RETURN CALCULATIONS FOUND IN THIS SECTION ARE CALCULATED AT THE FUND LEVEL AND REFLECT THE CHANGE IN THE NET ASSET VALUE (NAV), THE REINVESTMENT OF INCOME DIVIDENDS, AND THE DEDUCTION OF FUND EXPENSES. THEY DO NOT REFLECT INSURANCE CONTRACT CHARGES AT THE SEPARATE ACCOUNT LEVEL, SUCH AS THE MORTALITY AND EXPENSE CHARGE. IF THEY DID, THE PERFORMANCE QUOTED ABOVE WOULD BE LOWER. MORE SPECIFIC INFORMATION REGARDING THE FUND EXPENSES AND INSURANCE CONTRACT CHARGES CAN BE FOUND IN THE VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE PROSPECTUSES. THESE NAV TOTAL-RETURN CALCULATIONS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RETURNS.









------------------------------------------
TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
------------------------------------------
                                   % OF
                                NET ASSETS
------------------------------------------
Microsoft Corp.                    2.6%
------------------------------------------
Dover Corp.                        1.9
------------------------------------------
Bristol - Myers Squibb Co.         1.8
------------------------------------------
Sprint Corp.                       1.6
------------------------------------------
American Home Products Corp.       1.5
------------------------------------------
Genuine Parts Co.                  1.5
------------------------------------------
Avery Dennison Corp.               1.3
------------------------------------------
Texaco, Inc.                       1.3
------------------------------------------
Watson Pharmaceuticals, Inc.       1.3
------------------------------------------
Fleet Boston Financial Corp.       1.2
------------------------------------------




------------------------------------------
TOP 5 DEBT HOLDINGS
AS OF DECEMBER 31, 2000
------------------------------------------
                      COUPON       % OF
                       RATE     NET ASSETS
------------------------------------------
Dominion Resources     8.13%        3.2%
------------------------------------------
Empire District
Electric Co.           7.70         3.1
------------------------------------------
WorldCom, Inc.         8.25         3.1
------------------------------------------
Imperial Bancorp       8.50         3.0
------------------------------------------
Nationwide
Health Properties      8.61         3.0
------------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.





-------------------------------------------
TOP 10 INDUSTRIES
AS OF DECEMBER 31, 2000
-------------------------------------------
                                   % OF
                                 NET ASSETS
-------------------------------------------
Banks - Major Regional              9.6%
-------------------------------------------
Electric Utilities                  7.0
-------------------------------------------
Real Estate Investment Trusts       5.8
-------------------------------------------
Telecommunications-
Long Distance                       5.2
-------------------------------------------
Manufacturing -
Diversified Industries              4.7
-------------------------------------------
U.S. Government                     4.5
-------------------------------------------
Manufacturing - Specialized         4.3
-------------------------------------------
Finance - Consumer                  4.2
-------------------------------------------
Computers
Software & Service                  3.8
-------------------------------------------
Drugs                               3.6
-------------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.










                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                        USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                  AN OVERVIEW
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------


INVESTMENT PROGRAM

THE FUND INVESTS ITS ASSETS PRIMARILY IN EQUITY SECURITIES OF COMPANIES WITH THE PROSPECT OF RAPIDLY GROWING EARNINGS.







NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
ONE-YEAR:           -15.43%
THREE-YEAR:          25.45%
SINCE INCEPTION
 MAY 1, 1997:        26.02%








THE TOTAL-RETURN CALCULATIONS FOUND IN THIS SECTION ARE CALCULATED AT THE FUND LEVEL AND REFLECT THE CHANGE IN THE NET ASSET VALUE (NAV), THE REINVESTMENT OF INCOME DIVIDENDS, AND THE DEDUCTION OF FUND EXPENSES. THEY DO NOT REFLECT INSURANCE CONTRACT CHARGES AT THE SEPARATE ACCOUNT LEVEL, SUCH AS THE MORTALITY AND EXPENSE CHARGE. IF THEY DID, THE PERFORMANCE QUOTED ABOVE WOULD BE LOWER. MORE SPECIFIC INFORMATION REGARDING THE FUND EXPENSES AND INSURANCE CONTRACT CHARGES CAN BE FOUND IN THE VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE PROSPECTUSES. THESE NAV TOTAL-RETURN CALCULATIONS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RETURNS.






COMPARISON OF FUND PERFORMANCE TO BENCHMARKS

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Life Aggressive Growth Fund, to the Russell 2000(Registered Trademark) Index, and to the S&P 500(Registered Trademark) Index for the period of 05/01/1997 through 12/31/2000. The data points from the graph are as follows:

                  USAA LIFE        RUSSELL 2000(REGISTERED   S&P 500(REGISTERED
           AGGRESSIVE GROWTH FUND     TRADEMARK) INDEX        TRADEMARK) INDEX
           ----------------------  -----------------------   ------------------
05/01/1997          $10,000               $10,000                 $10,000
06/1997              11,160                11,589                  11,083
12/1997              11,826                12,868                  12,255
06/1998              13,531                13,501                  14,427
12/1998              14,207                12,540                  15,760
06/1999              17,981                13,704                  17,709
12/1999              27,610                15,205                  19,075
06/2000              29,090                15,667                  18,994
12/2000              23,348                14,746                  17,339

Data represent the last business day of each month.


THE GRAPH ABOVE COMPARES THE PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA LIFE AGGRESSIVE GROWTH FUND TO THE S&P 500(REGISTERED TRADEMARK) INDEX AND TO THE BROAD-BASED RUSSELL 2000(REGISTERED TRADEMARK) INDEX, A WIDELY RECOGNIZED, SMALL-CAP INDEX THAT MOST CLOSELY RESEMBLES THE HOLDINGS OF THIS FUND. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX CONSISTING OF THE 2,000 SMALLEST COMPANIES WITHIN THE RUSSELL 3000 INDEX.

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

THE CALCULATIONS FOR THE RUSSELL 2000 AND S&P 500 INDEX ARE BASED ON A STARTING DATE OF MAY 1, 1997, WHEREAS THE CALCULATIONS FOR THE USAA LIFE AGGRESSIVE GROWTH FUND ARE BASED ON A STARTING DATE OF MAY 5, 1997. THIS COMPARISON IS FOR ILLUSTRATIVE PURPOSES ONLY.







GENERAL DISCUSSION
BY PORTFOLIO MANAGERS JOHN K. CABELL, CFA AND ERIC M. EFRON, CFA

MARKET CONDITIONS

Growth stocks got off to a good start in 2000. However, they ultimately succumbed to a wave of negative economic events that compounded as the year progressed. A series of interest-rate increases by the Federal Reserve, concerned about the potential for higher inflation, hurt equity valuations and caused investors to worry about an impending economic slowdown or recession. These concerns became more intense and widespread as an ever-growing list of disappointing earnings results and forecasts emanated from a wide variety of companies. The high valuations many of these companies' stocks were selling at, particularly in the technology area, left no room for lowered expectations, and stock prices plunged.

Concurrently, capital markets dried up, cutting off the supply of funding necessary to sustain many of the capital-hungry and immature companies that had gone public not more than a year or two earlier. This led to a number of bankruptcies, primarily in the Internet and communications areas, putting further pressure on stock prices as investors scurried from the bankrupt companies, their suppliers, and other companies that were perceived to have funding issues. Other factors hurting equity prices in 2000 were rising energy costs, delays surrounding the outcome of the U.S. presidential election, and stock sales prompted by margin calls, mutual fund redemptions, and tax-loss considerations.

The year 2000 saw a significant reversal in the relative performance of many domestic stock groups. Leaders in previous years turned into laggards, and laggards turned into leaders. Many investors sought refuge in more value-oriented, OLD ECONOMY stock groups such us utilities and health care. Pricier growth stocks geared toward the NEW ECONOMY - technology and communications in particular, which had done so well in previous years, performed miserably in 2000. Only a few growth-oriented groups, such as health care and biotechnology, performed well. Small-cap stocks, in general, outperformed their large-cap counterparts for the first time in years. And within the small-cap universe, value outperformed growth by a wide margin.

The major stock market indices reflect these trends. The old economy, value-oriented Dow Jones Industrials suffered only a mild decline of 4.69%, whereas the S&P 500 Index, which has more of a growth bias, fell off by a greater amount--9.10%. The Russell 2000, a leading small-cap index, was off by only 3.02%, and the S&P SmallCap 600 Index appreciated 11.81%. The technology-intensive Nasdaq Composite had its worst year ever, plummeting 39.29%.

PERFORMANCE

Given its emphasis on high growth over value, it should come as no surprise that the USAA Life Aggressive Growth Fund had a rough year in 2000. It provided a total return of -15.43%, underperforming all the major equity indices with the exception of the Nasdaq Composite. Technology, Internet, and communications stocks were a significant drag on performance. On the other hand, health care, biotechnology, and energy stocks did well, but this was not enough to fully offset the weakness in the other areas of the portfolio.

PORTFOLIO STRATEGY

The Fund's strategy remains unchanged. It continues to focus on the following three factors:

- Change. We invest in innovative companies that are well positioned to take advantage of long-term trends that transform our economy and society. It is our firm belief that companies that embrace change, and even initiate it, have much better prospects for survival, success, and growth than those that resist it. We think some of today's most significant changes are occurring in industries such as the Internet, broadband and wireless communications, and genome sciences. Therefore, these are major areas of emphasis for our investments.

- Speed. Earnings are the ultimate builders of value. Over the long term, there is a direct correlation between rates of earnings growth and stock price appreciation, in our analysis. With this in mind, we invest exclusively in companies that have rapidly growing earnings or the prospect thereof. We are not interested in stocks that have modest valuations if the potential for rapid growth is lacking. We are more interested in whether the companies underlying our investments will be much larger and more profitable in the future. The stocks of most of the companies that meet our criteria for change and speed are in the small- and mid-market capitalization ranges, and this is reflected in our portfolio. Nevertheless, there are some large companies such as Cisco Systems and Home Depot that have remained innovative and rapidly growing, and we have not hesitated to include their stocks in the Fund. This is an all-cap fund, not a small-cap one.

- Being Early. We believe the most lucrative time to invest in emerging trends and companies is early in their history, before they become widely known. By the time these opportunities are discovered by the investment community at large, much of their investment potential will have been realized. To get in early, we often invest in initial public offerings (IPOs) and companies with short trading histories. We believe that investments in IPOs may provide returns that can help give this Fund a bit of an investment edge over funds that do not take advantage of these opportunities.

Within this strategic framework, we made two meaningful shifts in the portfolio during the first half of 2000:

- We eliminated our holdings in personal computer-related stocks such as Dell Computer, Microsoft, and Intel. Although these stocks represent great companies with bright futures, we feel the personal computer phenomenon has begun to mature and that more exciting growth opportunities lie elsewhere. We used the proceeds from these sales to increase our exposure in newer, fresher areas of growth such as biotechnology, data networking, broadband and wireless communications, and business-to-business commerce.

- We sold some of our more speculative holdings and used the cash from these sales to establish and enhance positions in what we consider to be higher-quality companies with greater leadership potential. Examples of these recent purchases include Exodus Communications, TIBCO Software, E.piphany, Interwoven, Inc, Corvis Corp., Juniper Networks, Redback Networks, Extreme Networks, Brocade Communications Systems, GlobeSpan, Commerce One, and Ariba. Although the stock prices of these companies have declined sharply in recent months, we feel these companies still have excellent growth potential. When investors renew their interest in technology stocks, we feel they will buy the quality names first, and these names, in our analysis, fit within this category. We may be a little early, but if these stocks lift off, we think they may rise dramatically, as they have in the past, and we want to be there if it happens again. However, it is important to remember that past performace is no guarantee of future results.

OUTLOOK

About the only good thing that we have to say about 2000 is that it is over. In past reports, we have always pointed to the high degrees of volatility and risk associated with funds such as this one. The year 2000 illustrated this point much more dramatically than we would have liked. No doubt, major questions about the economy and earnings prospects lie ahead. Assuredly, bumps and potholes will continue to appear in the road on which we travel as they have in the past, and we must be prepared for this at all times. Nevertheless, we are still confident in the long-term advancement of our economy and society. Moreover, we maintain our faith in the ability of the companies in which we have invested to contribute to, and benefit from, the progress that we envision. We think that this Fund remains a suitable vehicle for enabling risk-tolerant investors with long-term orientations to capitalize on this progress.

THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES.

THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS, PRIMARILY INDUSTRIALS.

THE S&P SMALLCAP 600 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P SMALLCAP 600 INDEX.

THE PERFORMANCE OF THE FUND WILL REFLECT THE VOLATILITY OF INVESTMENTS IN SMALL-CAP STOCKS AND INITIAL PUBLIC OFFERINGS.









-----------------------------------------
TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
-----------------------------------------
                                  % OF
                               NET ASSETS
-----------------------------------------
IDEC Pharmaceuticals Corp.         7.1%
-----------------------------------------
Genentech, Inc.                    4.7
-----------------------------------------
TranSwitch Corp                    2.7
-----------------------------------------
Sepracor, Inc.                     2.3
-----------------------------------------
Biovail Corp                       2.2
-----------------------------------------
Millennium Pharmaceuticals, Inc.   2.1
-----------------------------------------
Applied Micro Circuits Corp        2.0
-----------------------------------------
Home Depot, Inc.                   2.0
-----------------------------------------
Immunex Corp.                      1.9
-----------------------------------------
Human Genome Sciences, Inc.        1.4
-----------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.






-----------------------------------------
TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
-----------------------------------------
                                  % OF
                               NET ASSETS
-----------------------------------------
Biotechnology                      24.2%
-----------------------------------------
Electronics - Semiconductors        8.9
-----------------------------------------
Drugs                               7.6
-----------------------------------------
Communication Equipment             4.1
-----------------------------------------
Computer Software & Service         4.0
-----------------------------------------
Health Care - Specialized Services  3.2
-----------------------------------------
Computer - Networking               2.7
-----------------------------------------
Health Care - Diversified           2.4
-----------------------------------------
Oil & Gas - Drilling/Equipment      2.4
-----------------------------------------
Retail - Building Supplies          2.4
-----------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.













                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                  AN OVERVIEW
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------


INVESTMENT PROGRAM

THE FUND INVESTS AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF FOREIGN COMPANIES. THE REMAINDER OF THE ASSETS ARE INVESTED IN EQUITY SECURITIES OF COMPANIES THAT MEET ANY OF THE CRITERIA AS DESCRIBED IN THE DEFINITION OF A FOREIGN COMPANY, AND IN INVESTMENT-GRADE, SHORT-TERM DEBT INSTRUMENTS WITH REMAINING MATURITIES OF ONE YEAR THAT ARE ISSUED AND GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U. S. GOVERNMENT OR BY ITS AGENCIES, OR IN REPURCHASE AGREEMENTS COLLATERALIZED BY SUCH SECURITIES.








NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
ONE-YEAR:         -10.08%
THREE-YEAR:         6.19%
SINCE INCEPTION
MAY 1, 1997:        5.59%










THE TOTAL-RETURN CALCULATIONS FOUND IN THIS SECTION ARE CALCULATED AT THE FUND LEVEL AND REFLECT THE CHANGE IN THE NET ASSET VALUE (NAV), THE REINVESTMENT OF INCOME DIVIDENDS, AND THE DEDUCTION OF FUND EXPENSES. THEY DO NOT REFLECT INSURANCE CONTRACT CHARGES AT THE SEPARATE ACCOUNT LEVEL, SUCH AS THE MORTALITY AND EXPENSE CHARGE. IF THEY DID, THE PERFORMANCE QUOTED ABOVE WOULD BE LOWER. MORE SPECIFIC INFORMATION REGARDING THE FUND EXPENSES AND INSURANCE CONTRACT CHARGES CAN BE FOUND IN THE VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE PROSPECTUSES. THESE NAV TOTAL-RETURN CALCULATIONS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RETURNS.






COMPARISON OF FUND PERFORMANCE TO BENCHMARK

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Life International Fund to the Morgan Stanley Capital International, Inc. (MSCI) - EAFE Index for the period of 05/01/1997 through 12/31/2000. The data points from the graph are as follows:

                         USAA LIFE              MORGAN STANLEY CAPITAL
                    INTERNATIONAL FUND     INTERNATIONAL, INC. - EAFE INDEX
                    ------------------     --------------------------------
05/01/1997               $10,000                       $10,000
06/1997                   10,710                        11,238
12/1997                   10,192                        10,285
06/1998                   11,312                        11,923
12/1998                   10,577                        12,342
06/1999                   11,223                        12,832
12/1999                   13,574                        15,670
06/2000                   13,590                        15,033
12/2000                   12,206                        13,450

Data represent the last business day of each month.


THE GRAPH ABOVE COMPARES THE PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA LIFE INTERNATIONAL FUND TO THE MORGAN STANLEY CAPITAL INTERNATIONAL, INC. (MSCI) - EAFE INDEX. THE MSCI-EAFE IS AN UNMANAGED INDEX WHICH REFLECTS THE MOVEMENTS OF STOCK MARKETS IN EUROPE, AUSTRALIA, AND THE FAR EAST (EAFE) BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

THE CALCULATIONS FOR THE EAFE ARE BASED ON A STARTING DATE OF MAY 1, 1997, WHEREAS THE CALCULATIONS FOR THE USAA LIFE INTERNATIONAL FUND ARE BASED ON A STARTING DATE OF MAY 5, 1997. THIS COMPARISON IS FOR ILLUSTRATIVE PURPOSES ONLY.




GENERAL DISCUSSION
BY PORTFOLIO MANGERS ALBERT SEBASTIAN, CFA AND KEVIN P. MOORE

MARKET CONDITIONS AND PERFORMANCE

For the 12-month period ended December 31, 2000, the USAA Life International Fund's total return was -10.08%, compared to the Lipper Variable Insurance Product International Funds Average return of -14.54%, and the Morgan Stanley Capital International (MSCI)-EAFE Index return of -14.17%. The Fund's overweighted position in European and Canadian equities and its underweighted position in Japan and emerging markets positively affected its performance.

DEVELOPED MARKETS (EXCEPT JAPAN) - European equity markets were down for the period, but did outperform other international markets. The more defensive sectors - such as health care, utilities, financials, and consumer staples - registered positive returns, while the best performers last year - telecommunication services and information technology sectors - were down substantially.

Canada, along with Switzerland, was the only market to register a positive return for the period. Our energy holdings performed particularly well because of higher oil and natural gas prices during the year. Banking and insurance stocks also performed well, while our holdings in technology performed poorly.

JAPAN - Japan underperformed most other developed markets for the period, as the inflated valuations surrounding many Internet-related stocks proved completely unsustainable. A number of prominent bankruptcies in the retail and insurance industries also hurt equity performance. Our holdings in information technology and telecom services performed poorly, as did our consumer cyclical and industrial stocks.

EMERGING MARKETS - The last six months have been a volatile period for emerging markets. The combination of technology-sector and political concerns has put pressure on Asian markets. Mexico and Brazil have enjoyed a strong six months of growth in gross domestic products and falling inflation, while the rest of Latin America has been embroiled in political problems. Within the Central European markets, Russia has performed well with rising oil prices. South Africa suffered from falling growth prospects, while Israel benefited from falling inflation and interest rates. Turkey has suffered from a slowing restructuring transition. We believe that the outlook for emerging markets, while not without concerns, continues to look favorable.

OUTLOOK

Despite signs that the global economy is slowing, we continue to view Europe and Canada positively. The recent election in Canada returned the governing party to power with a large majority and a clear mandate to cut taxes and implement financial reforms. In Europe, most fiscal budgets are in surplus, and a number countries, including Germany, have announced significant tax reductions for 2001. We are, however, less positive about Japan due to the high level of financial and government debt as well as the uncertain political outlook. As a result, Japan has few policy tools at its disposal to mitigate an economic slowdown. In emerging markets, we favor Mexico, Brazil, and Korea. Overall we continue to underweight the financial and utility sectors in the Fund and overweight the technology, industrial, and energy sectors.


THE LIPPER INTERNATIONAL FUNDS AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL INTERNATIONAL FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN
INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF VARIABLE INSURANCE PRODUCT FUNDS.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.







-------------------------------------------
TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
-------------------------------------------
                                    % OF
                                 NET ASSETS
-------------------------------------------
Nokia Corp. ADR (Finland)           3.7%
-------------------------------------------
Kloninklijke Philips Electronics
N.V. ADR (Netherlands)              2.2
-------------------------------------------
ING Group N.V. (Netherlands)        2.0
-------------------------------------------
Total Fina S.A. (France)            2.0
-------------------------------------------
Akzo Nobel N.V. (Netherlands)       1.9
-------------------------------------------
E. on AG (Germany)                  1.8
-------------------------------------------
Nordea AB (Sweden)                  1.7
-------------------------------------------
Takeda Chemical
Industries Ltd (Japan)              1.6
-------------------------------------------
Canadian National
Railway (Canada)                    1.5
-------------------------------------------
Novartis AG (Switzerland)           1.5
-------------------------------------------



-------------------------------------------
TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
AS OF DECEMBER 31, 2000
-------------------------------------------
                                    % OF
                                 NET ASSETS
-------------------------------------------
Drugs                               8.9%
-------------------------------------------
Telephones                          6.6
-------------------------------------------
Banks - Money Center                6.5
-------------------------------------------
Communication Equipment             6.3
-------------------------------------------
Insurance - Multiline Companies     5.9
-------------------------------------------
Oil - International Integrated      4.5
-------------------------------------------
Chemicals - Specialty               4.2
-------------------------------------------
Banks - Major Regional              3.4
-------------------------------------------
Railroads/Shipping                  2.8
-------------------------------------------
Home Furnishings & Appliances       2.2
-------------------------------------------

REFER  TO THE  PORTFOLIO  OF  INVESTMENTS  FOR A  COMPLETE  LIST  OF THE  FUND'S
HOLDINGS.






COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
A pie chart is shown here depicting the Country Weightings as Percentage of Net Assets as of December 31, 2000 of the USAA Life International Fund to be:

United Kingdom - 16.8%; Japan - 11.7%; Netherlands - 10.2%; Canada - 10.0%; France - 8.1%; Finland - 5.7%; Sweden - 4.7%; Switzerland - 3.7%; Italy - 3.7%; Germany - 3.6%; Spain - 3.5%; Portugal - 2.6%; and Other* - 13.5%.


* COUNTRIES REPRESENTING LESS THAN 2% OF THE PORTFOLIO AND U. S. GOVERNMENT AND AGENCY ISSUES.

PERCENTAGES ARE OF NET ASSETS AND MAY NOT BE EQUAL TO 100%.









                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES

USAA LIFE INVESTMENT TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA Life Money Market Fund, USAA Life Income Fund, USAA Life Growth and Income Fund, USAA Life World Growth Fund, USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund, and USAA Life International Fund, all funds of the USAA Life Investment Trust, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Life Money Market Fund, USAA Life Income Fund, USAA Life Growth and Income Fund, USAA Life World Growth Fund, USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund, and USAA Life International Fund as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                              KPMG LLP

San Antonio, Texas
February 2, 2001











                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------


PRINCIPAL                                          COUPON OR
 AMOUNT                                            DISCOUNT               VALUE
 (000)              SECURITY                         RATE      MATURITY   (000)
--------------------------------------------------------------------------------
                    FIXED-RATE INSTRUMENTS (57.2%)

          ALUMINUM
$ 1,100   Aluminum Company of America, CP           6.50%    1/18/2001   $ 1,097
--------------------------------------------------------------------------------
          BANKS - MONEY CENTER
  1,000   Macquarie Bank Ltd., CP                   6.62     1/12/2001       998
--------------------------------------------------------------------------------
          ELECTRIC UTILITIES
  1,091   Alabama Power Co., CP                     6.60     1/04/2001     1,090
  1,033   Virginia Electric and Power Co., CP       6.55     1/12/2001     1,031
--------------------------------------------------------------------------------
                                                                           2,121
--------------------------------------------------------------------------------
          FINANCE - CONSUMER
  1,000   Ford Motor Credit, CP                     6.56     1/17/2001       997
    688   General Motors Acceptance Corp., CP       6.53     1/22/2001       685
  1,192   Homeside Lending, CP                      6.53     1/19/2001     1,188
--------------------------------------------------------------------------------
                                                                           2,870
--------------------------------------------------------------------------------
          OIL & GAS - REFINING/MANUFACTURING
  1,200   Motiva Enterprises, CP                    6.54     1/11/2001     1,198
--------------------------------------------------------------------------------
          TOBACCO
  1,000   Philip Morris Companies Inc., CP          6.67     1/08/2001       999
--------------------------------------------------------------------------------
          U. S. GOVERNMENT
    877   Federal Farm Credit Bank,
             Consolidated DN                        6.41     1/09/2001       876
  1,506   Federal Home Loan Bank,
             Consolidated DN                        5.75     1/02/2001     1,506
  1,353   Federal Home Loan Bank,
             Consolidated DN                        6.44     1/05/2001     1,352
  1,410   Federal Home Loan Mortgage, DN            6.21     1/23/2001     1,404
  1,049   Federal National Mortgage
             Association, DN                        6.32     1/22/2001     1,045
--------------------------------------------------------------------------------
                                                                           6,183
--------------------------------------------------------------------------------
          Total fixed-rate instruments (cost: $15,466)                    15,466
--------------------------------------------------------------------------------
                  VARIABLE-RATE DEMAND NOTES (41.9%)

          ASSET-BACKED SECURITIES
    579   Capital One Funding Corp., Notes,
             Series 1995C (LOC)                     6.80    10/01/2015       579
    629   Capital One Funding Corp., Notes,
             Series 1996E (LOC)                     6.80     7/02/2018       629
  1,000   Cornerstone Funding Corp. I, Bonds,
             Series 2000A (LOC)                     6.61     4/01/2020     1,000
--------------------------------------------------------------------------------
                                                                           2,208
--------------------------------------------------------------------------------
          AUTO PARTS
    600   Alabama IDA RB (Rehau Project) (LOC)      6.74    10/01/2019       600
    985   Bardstown, KY, RB, Series 1994 (LOC)      6.82     6/01/2024       985
--------------------------------------------------------------------------------
                                                                           1,585
--------------------------------------------------------------------------------
          HEALTH CARE - SPECIALIZED SERVICES
    700   Mason City Clinic, P.C., IA, Bonds,
             Series 1992 (LOC)                      6.65     9/01/2022       700
--------------------------------------------------------------------------------
          HOME FURNISHINGS & APPLIANCES
  1,300   Mississippi Business Finance Corp.,
             RB (LOC)                               6.63     6/01/2015     1,300
--------------------------------------------------------------------------------
          NURSING/CONTINUING CARE CENTERS
    925   Lincolnwood Funding Corp., RB, Series
             1995A (LOC)                            6.67     8/01/2015       925
--------------------------------------------------------------------------------
          PAPER & FOREST PRODUCTS
    884   Bancroft Bag, Inc., Notes,
             Series 1998 (LOC)                      6.80    11/01/2008       884
--------------------------------------------------------------------------------
          REAL ESTATE - OTHER
    500   Cornerstone Funding Corp. I, Bonds,
             Series 2000C (LOC)                     6.61    12/01/2020       500
  1,150   LAM Funding L.L.C., Notes,
             Series A (LOC)                         6.74    12/15/2027     1,150
  1,300   Shepherd Capital, L.L.C., Notes,
             Series 1997 (LOC)                      6.80     7/15/2047     1,300
--------------------------------------------------------------------------------
                                                                           2,950
--------------------------------------------------------------------------------
          RETAIL - DEPARTMENT STORES
    780   Belk, Inc. RB, Series 1998 (LOC)          7.10     7/01/2008       780
--------------------------------------------------------------------------------
          Total variable-rate demand notes (cost: $11,332)                11,332
--------------------------------------------------------------------------------
          Total investments (cost: $26,798)                              $26,798
================================================================================





                     PORTFOLIO SUMMARY BY CONCENTRATION
                 -------------------------------------------
                 U.S. Government                       22.8%
                 -------------------------------------------
                 Real Estate - Other                   10.9
                 -------------------------------------------
                 Finance - Consumer                    10.6
                 -------------------------------------------
                 Asset-Backed Securities                8.2
                 -------------------------------------------
                 Electric Utilities                     7.8
                 -------------------------------------------
                 Auto Parts                             5.9
                 -------------------------------------------
                 Home Furnishings & Appliances          4.8
                 -------------------------------------------
                 Oil & Gas - Refining/Manufacturing     4.4
                 -------------------------------------------
                 Aluminum                               4.1
                 -------------------------------------------
                 Banks - Money Center                   3.7
                 -------------------------------------------
                 Tobacco                                3.7
                 -------------------------------------------
                 Nursing/Continuing Care Centers        3.4
                 -------------------------------------------
                 Paper & Forest Products                3.3
                 -------------------------------------------
                 Retail - Department Stores             2.9
                 -------------------------------------------
                 Health Care - Specialized Services     2.6
                 -------------------------------------------
                 Total                                 99.1%
                 ===========================================

                 SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS, PAGE B-43.









                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         MARKET
  NUMBER                                                                 VALUE
OF SHARES                    SECURITY                                    (000)
--------------------------------------------------------------------------------
                          PREFERRED STOCKS (13.2%)

  15,000     Avalon Bay Communities, Inc., "F", 9.00%
                cumulative redeemable                                    $   365
  12,000     Duke-Weeks Realty Investments, Inc. depositary
                shares "A", 9.10% cumulative redeemable                      302
  12,000     Equity Residential Properties Trust depositary
                shares "C", 9.125% cumulative redeemable                     309
   6,000     Post Properties, Inc. "A", 8.50%
                cumulative redeemable                                        258
   6,000     Prologis Trust, Inc. "C", 8.54%
                cumulative redeemable                                        268
  12,000     Shurgard Storage Centers, Inc. "B", 8.80%
                cumulative redeemable                                        287
--------------------------------------------------------------------------------
             Total preferred stocks (cost: $1,893)                         1,789
--------------------------------------------------------------------------------

PRINCIPAL                                         COUPON OR
 AMOUNT                                            DISCOUNT
  (000)                                              RATE    MATURITY
--------------------------------------------------------------------------------
                   CORPORATE OBLIGATIONS (30.2%)

$   300      Caliber Systems, Inc., Notes            7.80%    8/01/2006      300
    500      DaimlerChrysler NA Holding,
                Global Debentures,                   8.00     6/15/2010      505
    500      First Union Corp., Subordinated Notes   7.50     7/15/2006      515
    500      Household Finance Corp., Notes          7.25     5/15/2006      509
    500      Phillips Petroleum Co., Notes           8.75     5/25/2010      572
    125      TriNet Corporate Realty Trust, Inc.,
                Dealer Remarketed Securities         6.75     3/01/2013      117
    500      Washington Mutual, Inc.,
                Subordinated Notes                   8.25     4/01/2010      530
    500      Wells Fargo & Co., Subordinated Notes   6.88     4/01/2006      509
    500      Yosemite Security Trust I, Bonds (a)    8.25    11/15/2004      518
--------------------------------------------------------------------------------
             Total corporate obligations (cost: $3,893)                    4,075
--------------------------------------------------------------------------------
                   U. S. GOVERNMENT & AGENCY ISSUES (55.0%)

             FEDERAL NATIONAL MORTGAGE ASSN. (20.8%)
  1,225      6.625%, 10/15/2007                                            1,279
  1,016      7.00%, 6/01/2024 - 10/01/2026                                 1,023
    496      7.50%, 8/01/2030                                                503
--------------------------------------------------------------------------------
                                                                           2,805
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSN. (25.6%)
  2,610      6.00%, 4/15/2028                                              2,547
    912      7.00%, 6/15/2029                                                916
--------------------------------------------------------------------------------
                                                                           3,463
--------------------------------------------------------------------------------
             U. S. TREASURY BOND (4.9%)
    579      6.625%, 2/15/2027                                               662
--------------------------------------------------------------------------------
             U.S. TREASURY INFLATION-INDEXED NOTE (3.7%)
    493      3.875%, 1/15/2009                                               498
--------------------------------------------------------------------------------
             Total U.S. government & agency issues (cost: $7,223)          7,428
--------------------------------------------------------------------------------
                   MONEY MARKET INSTRUMENT (0.5%)

     64      Federal Home Loan Mortgage
                DN, 5.00%, 1/02/2001 (cost: $64)                              64
--------------------------------------------------------------------------------
             Total investments (cost: $13,073)                           $13,356
================================================================================





                     PORTFOLIO SUMMARY BY CONCENTRATION
                 ------------------------------------------
                 U.S. Government                      55.5%
                 ------------------------------------------
                 Real Estate Investment Trusts        14.1
                 ------------------------------------------
                 Oil - Domestic Integrated             4.3
                 ------------------------------------------
                 Savings & Loan Holding Co.            3.9
                 ------------------------------------------
                 Banks - Major Regional                3.8
                 ------------------------------------------
                 Banks - Money Center                  3.8
                 ------------------------------------------
                 Finance - Consumer                    3.8
                 ------------------------------------------
                 Natural Gas Utilities                 3.8
                 ------------------------------------------
                 Automobiles                           3.7
                 ------------------------------------------
                 Truckers                              2.2
                 ------------------------------------------
                 Total                                98.9%
                 ==========================================

                 SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS PAGE, B-43.











                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                        USAA LIFE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         MARKET
 NUMBER                                                                  VALUE
OF SHARES                   SECURITY                                     (000)
--------------------------------------------------------------------------------
                  COMMON STOCKS (94.8%)

          AEROSPACE/DEFENSE (3.2%)
 38,300   B.F. Goodrich Co.                                             $  1,393
 17,000   Boeing Co.                                                       1,122
--------------------------------------------------------------------------------
                                                                           2,515
--------------------------------------------------------------------------------
          ALUMINUM (2.3%)
 54,000   Alcoa, Inc.                                                      1,809
--------------------------------------------------------------------------------
          AUTOMOBILES (1.0%)
 33,215   Ford Motor Co.                                                     779
--------------------------------------------------------------------------------
          AUTO PARTS (1.2%)
 39,000   Lear Corp.*                                                        968
--------------------------------------------------------------------------------
          BANKS - MAJOR REGIONAL (4.1%)
  5,000   Bank One Corp.                                                     183
 30,134   Fleet Boston Financial Corp.                                     1,132
  5,000   PNC Financial Services Group                                       366
 28,000   SouthTrust Corp.                                                 1,139
  6,400   SunTrust Banks, Inc.                                               403
--------------------------------------------------------------------------------
                                                                           3,223
--------------------------------------------------------------------------------
          BANKS - MONEY CENTER (3.4%)
 26,368   Bank of America Corp.                                            1,209
 25,000   Chase Manhattan Corp.*                                           1,136
 12,000   First Union Corp.                                                  334
--------------------------------------------------------------------------------
                                                                           2,679
--------------------------------------------------------------------------------
          BEVERAGES - ALCOHOLIC (0.2%)
  4,000   Anheuser-Busch Cos., Inc.                                          182
--------------------------------------------------------------------------------
          BEVERAGES - NONALCOHOLIC (1.2%)
 22,400   Pepsi Bottling Group, Inc.                                         895
--------------------------------------------------------------------------------
          CHEMICALS (0.9%)
 45,000   Lyondell Petrochemical Co.                                         689
--------------------------------------------------------------------------------
          CHEMICALS - DIVERSIFIED (0.3%)
  6,800   Valspar Corp.                                                      219
--------------------------------------------------------------------------------
          COMMUNICATION EQUIPMENT (1.1%)
 17,672   Lucent Technologies, Inc.                                          239
  7,500   Nortel Networks Corp.                                              240
  5,000   QUALCOMM, Inc.*                                                    411
--------------------------------------------------------------------------------
                                                                             890
--------------------------------------------------------------------------------
          COMPUTER - HARDWARE (2.8%)
  8,000   Dell Computer Corp.*                                               139
 23,000   Hewlett-Packard Co.                                                726
 15,000   IBM Corp.                                                        1,275
--------------------------------------------------------------------------------
                                                                           2,140
--------------------------------------------------------------------------------
          COMPUTER - NETWORKING (1.4%)
  2,056   Avaya, Inc. *                                                       21
 27,700   Cisco Systems, Inc.*                                             1,060
--------------------------------------------------------------------------------
                                                                           1,081
--------------------------------------------------------------------------------
          COMPUTER SOFTWARE & SERVICE (3.7%)
 12,000   Computer Associates International, Inc.                            234
 24,000   Microsoft Corp.*                                                 1,041
 54,200   Oracle Corp.*                                                    1,575
--------------------------------------------------------------------------------
                                                                           2,850
--------------------------------------------------------------------------------
          DRUGS (4.5%)
 20,000   Merck & Co., Inc.                                                1,872
 19,915   Pharmacia Corp.                                                  1,215
  8,000   Watson Pharmaceuticals, Inc.*                                      410
--------------------------------------------------------------------------------
                                                                           3,497
--------------------------------------------------------------------------------
          ELECTRIC UTILITIES (1.0%)
 17,500   Reliant Energy, Inc.                                               758
--------------------------------------------------------------------------------
          ELECTRICAL EQUIPMENT (3.9%)
  3,000   Flextronics International Ltd.*                                     85
 37,500   General Electric Co.                                             1,798
 20,000   Honeywell International, Inc.                                      946
  7,000   SCI Systems, Inc.*                                                 185
--------------------------------------------------------------------------------
                                                                           3,014
--------------------------------------------------------------------------------
          ELECTRONICS - INSTRUMENTATION (0.3%)
  4,004   Agilent Technologies, Inc.*                                        219
--------------------------------------------------------------------------------
          ELECTRONICS - SEMICONDUCTORS (1.3%)
 34,000   Intel Corp.                                                      1,022
--------------------------------------------------------------------------------
          ENTERTAINMENT (0.7%)
 19,000   Walt Disney Co.                                                    550
--------------------------------------------------------------------------------
          EQUIPMENT - SEMICONDUCTORS (0.5%)
 10,000   Applied Materials, Inc.*                                           382
--------------------------------------------------------------------------------
          FINANCE - CONSUMER (1.7%)
 19,000   PMI Group, Inc.                                                  1,286
--------------------------------------------------------------------------------
          FINANCE - DIVERSIFIED (4.8%)
 46,243   Citigroup, Inc.                                                  2,362
 17,000   Morgan Stanley Dean Witter & Co.                                 1,347
--------------------------------------------------------------------------------
                                                                           3,709
--------------------------------------------------------------------------------
          HEALTH CARE - DIVERSIFIED (6.7%)
 16,000   Abbott Laboratories                                                775
 20,000   American Home Products Corp.                                     1,271
 25,300   Bristol-Myers Squibb Co.                                         1,870
 12,000   Johnson & Johnson, Inc.                                          1,261
--------------------------------------------------------------------------------
                                                                           5,177
--------------------------------------------------------------------------------
          HOUSEHOLD PRODUCTS (2.4%)
 18,000   Kimberly-Clark Corp.                                             1,272
  8,000   Procter & Gamble Co.                                               628
--------------------------------------------------------------------------------
                                                                           1,900
--------------------------------------------------------------------------------
          INSURANCE - LIFE/HEALTH (1.4%)
 15,000   MetLife, Inc.                                                      525
 11,000   StanCorp Financial Group, Inc.                                     525
--------------------------------------------------------------------------------
                                                                           1,050
--------------------------------------------------------------------------------
          INSURANCE - MULTILINE COMPANIES (2.8%)
 22,062   American International Group, Inc.                               2,175
--------------------------------------------------------------------------------
          INSURANCE - PROPERTY/CASUALTY (2.2%)
 23,700   Everest RE Group Ltd.                                            1,698
--------------------------------------------------------------------------------
          LEISURE TIME (0.7%)
 34,400   Brunswick Corp.                                                    565
--------------------------------------------------------------------------------
          LODGING/HOTEL (0.9%)
 20,500   Starwood Hotels & Resorts Worldwide, Inc.                          723
--------------------------------------------------------------------------------
          MACHINERY - DIVERSIFIED (1.5%)
 25,000   Deere & Co.                                                      1,145
--------------------------------------------------------------------------------
          MANUFACTURING - DIVERSIFIED INDUSTRIES (2.0%)
 16,600   Eaton Corp.                                                      1,248
  7,000   Parker-Hannifin Corp.                                              309
--------------------------------------------------------------------------------
                                                                           1,557
--------------------------------------------------------------------------------
          MANUFACTURING - SPECIALIZED (2.4%)
 28,000   Avery Dennison Corp.                                             1,537
 17,000   Energizer Holdings, Inc.*                                          363
--------------------------------------------------------------------------------
                                                                           1,900
--------------------------------------------------------------------------------
          MEDICAL PRODUCTS & SUPPLIES (0.9%)
 18,000   Bausch & Lomb, Inc.                                                728
--------------------------------------------------------------------------------
          NATURAL GAS UTILITIES (2.3%)
 20,000   Coastal Corp.                                                    1,766
--------------------------------------------------------------------------------
          OIL - DOMESTIC INTEGRATED (2.7%)
 32,000   Conoco, Inc. "A"*                                                  916
 48,000   Occidental Petroleum Corp.                                       1,164
--------------------------------------------------------------------------------
                                                                           2,080
--------------------------------------------------------------------------------
          OIL - INTERNATIONAL INTEGRATED (2.9%)
 15,000   Royal Dutch Petroleum Co. ADR                                      908
 22,000   Texaco, Inc.                                                     1,367
--------------------------------------------------------------------------------
                                                                           2,275
--------------------------------------------------------------------------------
          OIL & GAS - DRILLING/EQUIPMENT (1.9%)
 33,900   Helmerich & Payne, Inc.                                          1,487
--------------------------------------------------------------------------------
          OIL & GAS - EXPLORATION & PRODUCTION (1.8%)
  3,460   Anadarko Petroleum Corp.                                           246
 16,000   Apache Corp.                                                     1,121
--------------------------------------------------------------------------------
                                                                           1,367
--------------------------------------------------------------------------------
          PAPER & FOREST PRODUCTS (0.9%)
 14,500   Weyerhaeuser Co.                                                   736
--------------------------------------------------------------------------------
          RAILROADS/SHIPPING (0.7%)
 42,000   Norfolk Southern Corp.                                             559
--------------------------------------------------------------------------------
          RESTAURANTS (0.7%)
 22,000   Wendy's International, Inc.                                        578
--------------------------------------------------------------------------------
          RETAIL - GENERAL MERCHANDISING (2.4%)
 14,000   Sears, Roebuck & Co.                                               487
 26,000   Wal-Mart Stores, Inc.                                            1,381
--------------------------------------------------------------------------------
                                                                           1,868
--------------------------------------------------------------------------------
          SAVINGS & LOAN HOLDING CO. (2.1%)
 30,000   Washington Mutual, Inc.                                          1,592
--------------------------------------------------------------------------------
          SERVICES - COMMERCIAL & CONSUMER (1.1%)
 25,000   Hertz Corp. "A"                                                    853
--------------------------------------------------------------------------------
          SERVICES - COMPUTER SYSTEMS (0.5%)
  8,000   SunGard Data Systems, Inc.*                                        377
--------------------------------------------------------------------------------
          SERVICES - DATA PROCESSING (0.4%)
  6,000   First Data Corp.                                                   316
--------------------------------------------------------------------------------
          TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.1%)
  3,000   Sprint Corp. - PCS Group*                                           61
--------------------------------------------------------------------------------
          TELECOMMUNICATIONS - LONG DISTANCE (0.7%)
 27,000   Sprint Corp. - FON Group                                           548
--------------------------------------------------------------------------------
          TELEPHONES (4.2%)
 15,500   SBC Communications, Inc.                                           740
 49,620   Verizon Communications, Inc.                                     2,487
--------------------------------------------------------------------------------
                                                                           3,227
--------------------------------------------------------------------------------
          Total common stocks (cost: $50,677)                             73,664
--------------------------------------------------------------------------------


PRINCIPAL
 AMOUNT
 (000)
---------
                     MONEY MARKET INSTRUMENT (5.5%)

$ 4,285   Federal Home Loan Bank Consolidated
             DN, 5.75%, 1/02/2001  (cost: $4,284)                          4,284
--------------------------------------------------------------------------------
          Total investments (cost: $54,961)                             $ 77,948
================================================================================

          SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS, PAGE B-43.











                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE WORLD GROWTH FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         MARKET
 NUMBER                                                                  VALUE
OF SHARES                    SECURITY                                    (000)
--------------------------------------------------------------------------------
                       FOREIGN SECURITIES (62.8%)
                         FOREIGN STOCKS (62.7%)

           ARGENTINA (0.1%)
  22,900   Pc Holdings S.A. "B"                                         $     35
--------------------------------------------------------------------------------
           AUSTRALIA (0.2%)
   1,400   CSL Ltd.                                                           31
  50,000   Pasminco Ltd. *                                                    18
--------------------------------------------------------------------------------
                                                                              49
--------------------------------------------------------------------------------
           AUSTRIA (1.0%)
   2,700   Bank Austria AG                                                   149
   2,600   Boehler Uddeholm AG                                                84
   1,150   VA Technologie AG                                                  35
   2,100   Vienna Airport (Flughafen Wien)                                    79
--------------------------------------------------------------------------------
                                                                             347
--------------------------------------------------------------------------------
           BRAZIL (0.7%)
 300,000   Banco Itau S.A. (Preferred)                                        28
   1,200   Companhia Brasileira de Distribuicao Grupo
              Pao de Acucar ADR                                               44
   2,200   Companhia de Bebidas das Americas ADR                              57
   1,400   Embratel Participacoes S.A. ADR                                    22
   1,790   Petroleo Brasileiro S.A. (Preferred)                               42
   1,500   Uniao de Bancos Brasileiros S.A. (Unibanco)  GDR                   44
--------------------------------------------------------------------------------
                                                                             237
--------------------------------------------------------------------------------
           CANADA (6.6%)
  11,000   Anderson Exploration Ltd. *                                       250
   3,300   Bank of Montreal                                                  174
   3,900   C-MAC Industries, Inc. *                                          173
     450   C-MAC Industries, Inc. - N.Y. Shares *                             20
   4,400   Canadian Imperial Bank of Commerce                                136
  10,600   Canadian National Railway Co.                                     315
   5,800   Manulife Financial Corp.                                          182
   6,900   Nexen, Inc.                                                       170
   7,000   Nortel Networks Corp.                                             224
   5,000   Sun Life Financial Services                                       133
  11,000   Suncor Energy, Inc.                                               283
   4,900   Toronto-Dominion Bank                                             142
--------------------------------------------------------------------------------
                                                                           2,202
--------------------------------------------------------------------------------
           CHINA (0.2%)
  10,100   China Mobile Ltd. *                                                55
 118,000   China Petroleum and Chemical Corp. "H" *                           19
--------------------------------------------------------------------------------
                                                                              74
--------------------------------------------------------------------------------
           DENMARK (1.3%)
  33,219   Nordea *                                                          259
   4,200   Tele Danmark A/S "B"                                              172
--------------------------------------------------------------------------------
                                                                             431
--------------------------------------------------------------------------------
           FINLAND (3.6%)
   7,261   Metso OYJ                                                          81
  18,600   Nokia Corp. ADR                                                   809
   5,000   Perlos Corp.                                                      104
   4,000   Sampo Leonia Insurance Co. plc "A"                                216
--------------------------------------------------------------------------------
                                                                           1,210
--------------------------------------------------------------------------------
           FRANCE (5.2%)
   2,000   Accor S.A.                                                         85
   3,375   Aventis S.A.                                                      296
   4,478   CNP Assurances                                                    180
   5,000   Coflexip ADR                                                      314
   1,300   Eramet Group                                                       53
  10,000   Gemplus International S.A. *                                       89
   1,040   ISIS S.A.                                                          74
   2,100   Renault S.A.                                                      110
   3,400   Rhodia S.A.                                                        53
   6,207   Total Fina S.A. ADR                                               451
     900   Valeo S.A.                                                         40
--------------------------------------------------------------------------------
                                                                           1,745
--------------------------------------------------------------------------------
           GERMANY (2.2%)
   3,600   Continental AG                                                     58
   6,000   E. On AG                                                          365
   5,200   Merck KGaA                                                        229
     710   SAP AG                                                             83
--------------------------------------------------------------------------------
                                                                             735
--------------------------------------------------------------------------------
           HONG KONG (0.4%)
   4,000   Cheung Kong Holdings Ltd.                                          51
   1,000   Hutchison Whampoa Ltd.                                             12
  43,000   South China Morning Post Holdings Ltd.                             32
  20,000   Wharf Holdings Ltd.                                                49
--------------------------------------------------------------------------------
                                                                             144
--------------------------------------------------------------------------------
           HUNGARY (0.1%)
     800   Magyar Tavkozlesi Rt. (MATAV) ADR                                  16
--------------------------------------------------------------------------------
           INDIA (0.3%)
   4,700   Hindustan Lever Ltd.                                               21
     375   Infosys Technologies Ltd.                                          46
   3,800   Satyam Computer Services Ltd.                                      26
   1,300   Videsh Sanchar Nigam Ltd.                                           8
--------------------------------------------------------------------------------
                                                                             101
--------------------------------------------------------------------------------
           ISRAEL (0.4%)
   2,793   Bank Hapoalim Ltd.                                                  8
     800   Check Point Software Technologies Ltd. *                          107
     450   Teva Pharmaceutical Industries Ltd. ADR                            33
--------------------------------------------------------------------------------
                                                                             148
--------------------------------------------------------------------------------
           ITALY (2.4%)
   4,400   ENI S.p.A. ADR                                                    283
  20,250   Italgas S.p.A.                                                    205
   7,000   Telecom Italia S.p.A.                                              78
  40,300   Telecom Italia S.p.A. Savings                                     242
--------------------------------------------------------------------------------
                                                                             808
--------------------------------------------------------------------------------
           JAPAN (7.6%)
   2,500   Asatsu DK                                                          60
   4,000   Daibiru Corp.                                                      28
   6,000   Fujitsu Ltd.                                                       89
     500   Internet Initiative, Inc. ADR *                                     5
   3,000   Ito-Yokado Co. Ltd.                                               150
     600   Lawson, Inc.                                                       24
   2,100   Meitec Corp.                                                       67
  11,000   Mitsui Fudosan Co. Ltd.                                           109
   1,400   Murata Manufacturing Co. Ltd.                                     164
  20,000   Nikko Securities Co. Ltd.                                         155
      27   Nippon Telegraph & Telephone Corp. (NTT)                          194
       6   NTT Mobile Communication Network, Inc.                            104
   3,000   Paris Miki, Inc.                                                   61
   1,000   Pasona Softbank, Inc.                                              11
   2,100   Sanix, Inc.                                                        81
   3,000   Shin-Etsu Chemical Co. Ltd.                                       116
   3,000   Sony Corp.                                                        207
  17,000   Sumitomo Corp.                                                    122
   8,000   Sumitomo Electric Industries, Ltd.                                131
   5,000   Takeda Chemical Industries Ltd.                                   296
  21,000   Toshiba Corp.                                                     140
      39   West Japan Railway                                                172
   3,200   Zenrin Co. Ltd.                                                    40
--------------------------------------------------------------------------------
                                                                           2,526
--------------------------------------------------------------------------------
           KOREA (0.7%)
   2,199   Korea Telecom Corp. ADR                                            68
     700   Pohang Iron & Steel Co., Ltd.                                      42
     444   Samsung Electronics Co. Ltd.                                       56
   1,600   Samsung SDI Co. Ltd.                                               59
     130   Sk Telecom Co. Ltd.                                                26
--------------------------------------------------------------------------------
                                                                             251
--------------------------------------------------------------------------------
           MALAYSIA (0.1%)
   2,000   Public Bank Bhd                                                     1
   5,300   Telekom Malaysia Bhd                                               16
--------------------------------------------------------------------------------
                                                                              17
--------------------------------------------------------------------------------
           MEXICO (0.7%)
   4,100   Coca Cola Femsa S.A. de C.V. ADR                                   92
     900   Fomento Economico Mexicano S.A. de C.V. ADR                        27
  10,000   Grupo Modelo S.A. de C.V. "C"                                      26
   1,700   Telefonos de Mexico S.A. de C.V. ADR                               77
   1,200   Tubos de Acero de Mexico S.A. ADR                                  17
--------------------------------------------------------------------------------
                                                                             239
--------------------------------------------------------------------------------
           NETHERLANDS (6.8%)
   7,300   Akzo Nobel N.V.                                                   392
   6,100   Fortis NL N.V.                                                    198
   2,000   Gucci Group N.V.                                                  177
   5,600   ING Group N.V.                                                    448
   4,434   Koninklijke KPN N.V.                                               51
  12,822   Koninklijke Philips Electronics N.V.                              465
   7,600   Oce-van der Grinten N.V.                                          121
   4,600   Versatel Telecom *                                                 41
   4,300   VNU N.V.                                                          211
   6,800   Vopak Kon                                                         143
--------------------------------------------------------------------------------
                                                                           2,247
--------------------------------------------------------------------------------
           NORWAY (0.5%)
  21,600   Storebrand ASA                                                    153
--------------------------------------------------------------------------------
           PORTUGAL (1.7%)
  41,648   Banco Comercial Portugues                                         221
  15,000   Brisa-Auto Estrada de Portugal S.A.                               134
  17,100   Portugal Telecom S.A. ADR                                         154
   5,781   Telecel-Comunicacoes Pessoais, S.A. *                              63
--------------------------------------------------------------------------------
                                                                             572
--------------------------------------------------------------------------------
           RUSSIA (0.1%)
     700   OAO LUKoil Holdings                                                26
--------------------------------------------------------------------------------
           SINGAPORE (0.4%)
  22,000   Hong Kong Land Holdings Ltd.                                       49
   5,300   Singapore Airlines Ltd.                                            53
   5,000   United Overseas Bank Ltd.                                          37
--------------------------------------------------------------------------------
                                                                             139
--------------------------------------------------------------------------------
           SOUTH AFRICA (0.1%)
     300   Anglo American Platinum Corp.                                      14
     400   Impala Platinum Holdings Ltd.                                      20
--------------------------------------------------------------------------------
                                                                              34
--------------------------------------------------------------------------------
           SPAIN (2.1%)
   9,365   Altadis S.A.                                                      145
  14,793   Banco Bilbao Vizcaya Argentaria                                   220
  10,850   Repsol S.A.                                                       174
   3,398   Telefonica de Espana S.A. ADR *                                   170
--------------------------------------------------------------------------------
                                                                             709
--------------------------------------------------------------------------------
           SWEDEN (3.0%)
  10,300   Autoliv, Inc. GDR                                                 162
  21,000   Ericsson LM Telephone Co. ADR                                     235
  50,616   Nordea AB                                                         383
   7,080   Skandinaviska Enskilda Banken "A"                                  78
  33,615   Swedish Match AB                                                  131
--------------------------------------------------------------------------------
                                                                             989
--------------------------------------------------------------------------------
           SWITZERLAND (2.5%)
     188   Novartis AG                                                       332
     400   Selecta Group AG                                                   98
     193   Sulzer AG P.C. *                                                  139
   4,741   Syngenta AG *                                                     254
--------------------------------------------------------------------------------
                                                                             823
--------------------------------------------------------------------------------
           TAIWAN (0.4%)
  26,000   Cathay Life Insurance                                              46
  39,000   China Steel Corp.                                                  23
  15,800   Taiwan Semiconductor Manufacturing Co. *                           38
  23,600   United Microelectronics *                                          34
--------------------------------------------------------------------------------
                                                                             141
--------------------------------------------------------------------------------
           TURKEY (0.1%)
     600   Turkcell Iletisim Hizmetleri A.S. ADR *                             4
--------------------------------------------------------------------------------
           UNITED KINGDOM (11.2%)
   7,000   AstraZeneca Group plc                                             353
  16,800   Bank of Scotland                                                  176
  57,400   Billiton plc                                                      222
   5,200   BOC Group plc                                                      79
  12,100   Cable & Wireless plc                                              163
  29,700   Cadbury Schweppes                                                 206
  14,028   Celltech Group plc *                                              248
  14,000   CGU plc                                                           227
  90,700   Cookson Group plc                                                 239
  57,100   Corporate Services Group plc *                                     49
   2,900   Glaxo Wellcome plc ADR *                                          162
  15,000   Laporte plc                                                       154
  35,000   Old Mutual plc                                                     87
   9,200   Powergen plc                                                       87
  22,500   Reckitt Benckiser plc                                             310
  16,540   Reuters Group plc                                                 280
  12,340   Royal Bank Scot Group                                             292
  40,800   Tomkins plc                                                        90
  22,864   WPP Group plc                                                     298
--------------------------------------------------------------------------------
                                                                           3,722
--------------------------------------------------------------------------------
           Total foreign stocks (cost: $16,536)                           20,874
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
-----------
                            FOREIGN BOND (0.1%)

           JAPAN (0.1%)
$     20   MBL International Finance (Bermuda) Trust,
              Convertible Note, 3.00%, 11/30/2002 (cost: $20)                 19
--------------------------------------------------------------------------------
           Total foreign securities (cost: $16,556)                       20,893
--------------------------------------------------------------------------------

  NUMBER
 OF SHARES
-----------
                          DOMESTIC STOCKS (34.4%)

           ALUMINUM (0.8%)
   7,800   Alcoa, Inc.                                                       261
--------------------------------------------------------------------------------
           BANKS - MAJOR REGIONAL (0.9%)
   6,400   Mellon Financial Corp.                                            315
--------------------------------------------------------------------------------
           BEVERAGES - NONALCOHOLIC (1.1%)
   7,200   PepsiCo, Inc.                                                     357
--------------------------------------------------------------------------------
           BIOTECHNOLOGY (0.9%)
   3,600   Amgen, Inc. *                                                     230
     800   Genentech, Inc. *                                                  65
--------------------------------------------------------------------------------
                                                                             295
--------------------------------------------------------------------------------
           BROADCASTING - RADIO & TV (0.9%)
   6,200   Clear Channel Communications, Inc. *                              300
--------------------------------------------------------------------------------
           COMMUNICATION EQUIPMENT (1.9%)
   1,700   CIENA Corp. *                                                     138
   2,000   JDS Uniphase Corp. *                                               83
  10,200   Lucent Technologies, Inc.                                         138
   3,400   QUALCOMM, Inc. *                                                  280
--------------------------------------------------------------------------------
                                                                             639
--------------------------------------------------------------------------------
           COMPUTER - HARDWARE (1.3%)
   6,600   Dell Computer Corp. *                                             115
   7,400   Hewlett-Packard Co.                                               234
   3,500   Palm, Inc. *                                                       99
--------------------------------------------------------------------------------
                                                                             448
--------------------------------------------------------------------------------
           COMPUTER - NETWORKING (1.9%)
   1,000   Brocade Communications Systems, Inc. *                             92
   9,900   Cisco Systems, Inc. *                                             378
   1,300   Juniper Networks, Inc. *                                          164
--------------------------------------------------------------------------------
                                                                             634
--------------------------------------------------------------------------------
           COMPUTER SOFTWARE & SERVICE (4.5%)
   6,700   America Online, Inc. *                                            233
   1,000   Art Technology Group, Inc. *                                       31
   2,300   BEA Systems, Inc. *                                               155
   2,000   I2 Technologies, Inc. *                                           109
     500   Mercury Interactive Corp. *                                        45
   7,200   Microsoft Corp. *                                                 312
  13,800   Oracle Corp. *                                                    401
   1,100   Siebel Systems, Inc. *                                             74
   1,600   Veritas Software Corp. *                                          140
--------------------------------------------------------------------------------
                                                                           1,500
--------------------------------------------------------------------------------
           DRUGS (2.9%)
   3,000   Merck & Co., Inc.                                                 281
   7,425   Pfizer, Inc.                                                      342
   5,400   Pharmacia Corp.                                                   329
--------------------------------------------------------------------------------
                                                                             952
--------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT (1.4%)
   9,500   General Electric Co.                                              455
--------------------------------------------------------------------------------
           ELECTRONICS - INSTRUMENTATION (0.5%)
   4,300   Teradyne, Inc. *                                                  160
--------------------------------------------------------------------------------
           ELECTRONICS - SEMICONDUCTORS (3.6%)
   4,200   Analog Devices, Inc. *                                            215
   2,100   Applied Micro Circuits Corp. *                                    158
   9,300   Intel Corp.                                                       280
   1,200   Linear Technology Corp.                                            55
   3,000   Micron Technology, Inc. *                                         106
   8,000   Texas Instruments, Inc.                                           379
--------------------------------------------------------------------------------
                                                                           1,193
--------------------------------------------------------------------------------
           ENTERTAINMENT (0.7%)
   8,000   Walt Disney Co.                                                   232
--------------------------------------------------------------------------------
           EQUIPMENT - SEMICONDUCTORS (0.8%)
   5,600   Applied Materials, Inc. *                                         214
   1,500   KLA-Tencor Corp. *                                                 50
--------------------------------------------------------------------------------
                                                                             264
--------------------------------------------------------------------------------
           FINANCE - DIVERSIFIED (0.8%)
   3,500   Morgan Stanley Dean Witter & Co.                                  277
--------------------------------------------------------------------------------
           HEALTH CARE - DIVERSIFIED (1.6%)
   2,900   Bristol-Myers Squibb Co.                                          214
   2,900   Johnson & Johnson, Inc.                                           305
--------------------------------------------------------------------------------
                                                                             519
--------------------------------------------------------------------------------
           INSURANCE - MULTILINE COMPANIES (1.1%)
   3,800   American International Group, Inc.                                375
--------------------------------------------------------------------------------
           MANUFACTURING - SPECIALIZED (0.6%)
   3,900   Avery Dennison Corp.                                              214
--------------------------------------------------------------------------------
           MEDICAL PRODUCTS & SUPPLIES (2.0%)
   1,000   Applera Corp. - Applied Biosystems                                 94
   3,300   Guidant Corp. *                                                   178
   6,600   Medtronic, Inc.                                                   399
--------------------------------------------------------------------------------
                                                                             671
--------------------------------------------------------------------------------
           OIL & GAS - DRILLING/EQUIPMENT (0.8%)
   7,300   Halliburton Co.                                                   265
--------------------------------------------------------------------------------
           PERSONAL CARE (1.2%)
   8,500   Avon Products, Inc.                                               407
--------------------------------------------------------------------------------
           RETAIL - DRUGS (0.1%)
   1,300   Duane Reade, Inc. *                                                40
--------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISING (1.3%)
  13,000   Target Corp.                                                      419
--------------------------------------------------------------------------------
           RETAIL - SPECIALTY APPAREL (0.2%)
   2,700   Gap, Inc.                                                          69
--------------------------------------------------------------------------------
           SERVICES - COMMERCIAL & CONSUMER (0.2%)
   1,300   Gemstar-TV Guide International, Inc. *                             60
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - LONG DISTANCE (0.3%)
   2,900   Level 3 Communications, Inc. *                                     95
--------------------------------------------------------------------------------
           TELEPHONES (0.1%)
   3,500   Metromedia Fiber Network, Inc. "A" *                               35
--------------------------------------------------------------------------------
           Total domestic stocks (cost: $8,008)                           11,451
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
 (000)
----------
                       MONEY MARKET INSTRUMENT (1.8%)

$    590   Federal Home Loan Bank, Consolidated DN,
              5.75% , 1/02/2001 (cost: $590)                                 590
--------------------------------------------------------------------------------
           Total investments (cost: $25,154)                            $ 32,934
================================================================================






                      PORTFOLIO SUMMARY BY CONCENTRATION
                 ----------------------------------------------
                 Drugs                                     8.8%
                 ----------------------------------------------
                 Communication Equipment                   6.0
                 ----------------------------------------------
                 Computer Software & Service               5.3
                 ----------------------------------------------
                 Electronics - Semiconductors              5.0
                 ----------------------------------------------
                 Insurance - Multiline Companies           5.0
                 ----------------------------------------------
                 Telephones                                4.4
                 ----------------------------------------------
                 Banks - Money Center                      4.3
                 ----------------------------------------------
                 Banks - Major Regional                    3.3
                 ----------------------------------------------
                 Chemicals - Specialty                     2.9
                 ----------------------------------------------
                 Oil - International Integrated            2.9
                 ----------------------------------------------
                 Beverages - Nonalcoholic                  2.0
                 ----------------------------------------------
                 Medical Products & Supplies               2.0
                 ----------------------------------------------
                 Oil & Gas - Drilling/Equipment            2.0
                 ----------------------------------------------
                 Computer - Networking                     1.9
                 ----------------------------------------------
                 Railroads/Shipping                        1.9
                 ----------------------------------------------
                 Electrical Equipment                      1.8
                 ----------------------------------------------
                 Finance - Diversified                     1.8
                 ----------------------------------------------
                 U.S. Government                           1.8
                 ----------------------------------------------
                 Health Care - Diversified                 1.6
                 ----------------------------------------------
                 Computer - Hardware                       1.5
                 ----------------------------------------------
                 Electric Utilities                        1.4
                 ----------------------------------------------
                 Home Furnishings & Appliances             1.4
                 ----------------------------------------------
                 Manufacturing - Diversified Industries    1.4
                 ----------------------------------------------
                 Oil & Gas - Exploration & Production      1.4
                 ----------------------------------------------
                 Retail - General Merchandising            1.3
                 ----------------------------------------------
                 Personal Care                             1.2
                 ----------------------------------------------
                 Advertising/Marketing                     1.1
                 ----------------------------------------------
                 Electronics - Computer Distributors       1.1
                 ----------------------------------------------
                 Household Products                        1.0
                 ----------------------------------------------
                 Other                                    21.5
                 ----------------------------------------------
                 Total                                    99.0%
                 ==============================================

                 SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS, PAGE B-43.












                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         MARKET
  NUMBER                                                                 VALUE
 OF SHARES                     SECURITY                                  (000)
--------------------------------------------------------------------------------
                          COMMON STOCKS (60.0%)

           AUTOMOBILES (0.7%)
  10,489   Ford Motor Co.                                              $    246
--------------------------------------------------------------------------------
           AUTO PARTS (2.2%)
  14,000   Gentex Corp. *                                                   261
  18,800   Genuine Parts Co.                                                492
--------------------------------------------------------------------------------
                                                                            753
--------------------------------------------------------------------------------
           BANKS - MAJOR REGIONAL (3.6%)
  11,000   Fleet Boston Financial Corp.                                     413
   4,000   PNC Financial Services Group                                     292
   3,700   Popular, Inc.                                                     98
  10,000   SouthTrust Corp.                                                 407
--------------------------------------------------------------------------------
                                                                          1,210
--------------------------------------------------------------------------------
           BANKS - MONEY CENTER (1.7%)
   8,000   Bank of America Corp.                                            367
   4,200   Chase Manhattan Corp. *                                          191
--------------------------------------------------------------------------------
                                                                            558
--------------------------------------------------------------------------------
           BEVERAGES - ALCOHOLIC (0.4%)
   5,000   Fomento Economico Mexicano S.A. de C.V. ADR                      149
--------------------------------------------------------------------------------
           BEVERAGES - NONALCOHOLIC (0.2%)
   1,000   Coca-Cola Co.                                                     61
--------------------------------------------------------------------------------
           BROADCASTING - RADIO & TV (2.0%)
  21,000   AT&T - Liberty Media Corp. "A"*                                  285
   2,800   Clear Channel Communications, Inc. *                             135
  12,500   USA Networks, Inc. *                                             243
--------------------------------------------------------------------------------
                                                                            663
--------------------------------------------------------------------------------
           CHEMICALS (0.7%)
  15,000   Lyondell Chemical Co.                                            230
--------------------------------------------------------------------------------
           CHEMICALS - DIVERSIFIED (0.2%)
   2,100   Valspar Corp.                                                     68
--------------------------------------------------------------------------------
           COMMUNICATION EQUIPMENT (1.5%)
   1,700   JDS Uniphase Corp. *                                              71
  22,900   Lucent Technologies, Inc.                                        309
   2,000   Nortel Networks Corp.                                             64
   1,000   Tellabs, Inc. *                                                   57
--------------------------------------------------------------------------------
                                                                            501
--------------------------------------------------------------------------------
           COMPUTER - HARDWARE (2.0%)
   8,500   Dell Computer Corp. *                                            148
   7,000   Hewlett-Packard Co.                                              221
   3,500   IBM Corp.                                                        298
--------------------------------------------------------------------------------
                                                                            667
--------------------------------------------------------------------------------
           COMPUTER - NETWORKING (0.7%)
   6,000   Cisco Systems, Inc. *                                            229
--------------------------------------------------------------------------------
           COMPUTER - PERIPHERALS (0.6%)
   4,200   Lexmark International, Inc. *                                    186
--------------------------------------------------------------------------------
           COMPUTER SOFTWARE & SERVICE (3.8%)
   2,000   Computer Associates International, Inc.                           39
  20,000   Microsoft Corp. *                                                867
   5,000   Symantec Corp. *                                                 169
  13,000   Unisys Corp. *                                                   190
--------------------------------------------------------------------------------
                                                                          1,265
--------------------------------------------------------------------------------
           DRUGS (3.6%)
   8,700   Elan Corp. plc ADR *                                             407
   4,000   Merck & Co., Inc.                                                375
   8,500   Watson Pharmaceuticals, Inc. *                                   435
--------------------------------------------------------------------------------
                                                                          1,217
--------------------------------------------------------------------------------
           ELECTRIC UTILITIES (0.7%)
   4,700   TXU Corp.                                                        208
   1,400   Xcel Energy, Inc.                                                 41
--------------------------------------------------------------------------------
                                                                            249
--------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT (1.2%)
  13,900   American Power Conversion Corp. *                                172
   3,500   General Electric Co.                                             168
   2,000   SCI Systems, Inc. *                                               53
--------------------------------------------------------------------------------
                                                                            393
--------------------------------------------------------------------------------
           ELECTRONICS - INSTRUMENTATION (0.3%)
   1,934   Agilent Technologies, Inc. *                                     106
--------------------------------------------------------------------------------
           ELECTRONICS - SEMICONDUCTORS (2.6%)
   7,000   Analog Devices, Inc. *                                           358
  11,800   Intel Corp.                                                      355
  10,000   LSI Logic Corp. *                                                171
--------------------------------------------------------------------------------
                                                                            884
--------------------------------------------------------------------------------
           ENTERTAINMENT (0.5%)
   6,000   Walt Disney Co.                                                  174
--------------------------------------------------------------------------------
           FINANCE - CONSUMER (1.2%)
   6,000   PMI Group, Inc.                                                  406
--------------------------------------------------------------------------------
           FINANCE - DIVERSIFIED (1.1%)
   3,931   Citigroup, Inc.                                                  201
   2,000   Morgan Stanley Dean Witter & Co.                                 158
--------------------------------------------------------------------------------
                                                                            359
--------------------------------------------------------------------------------
           HEALTH CARE - DIVERSIFIED (3.3%)
   8,000   American Home Products Corp.                                     508
   8,000   Bristol-Myers Squibb Co.                                         592
--------------------------------------------------------------------------------
                                                                          1,100
--------------------------------------------------------------------------------
           HOUSEHOLD PRODUCTS (1.6%)
   9,500   Clorox Co.                                                       337
   3,000   Kimberly-Clark Corp.                                             212
--------------------------------------------------------------------------------
                                                                            549
--------------------------------------------------------------------------------
           INSURANCE - MULTILINE COMPANIES (1.0%)
   2,500   CIGNA Corp.                                                      331
--------------------------------------------------------------------------------
           IRON & STEEL (0.3%)
   2,500   Nucor Corp.                                                       99
--------------------------------------------------------------------------------
           LEISURE TIME (0.8%)
  10,700   Royal Caribbean Cruises Ltd.                                     283
--------------------------------------------------------------------------------
           MACHINERY - DIVERSIFIED (1.9%)
  15,400   Dover Corp.                                                      625
--------------------------------------------------------------------------------
           MANUFACTURING - DIVERSIFIED INDUSTRIES (1.9%)
   8,800   Textron, Inc.                                                    409
   3,800   Tyco International Ltd.                                          211
--------------------------------------------------------------------------------
                                                                            620
--------------------------------------------------------------------------------
           MANUFACTURING - SPECIALIZED (1.3%)
   8,000   Avery Dennison Corp.                                             439
--------------------------------------------------------------------------------
           MEDICAL PRODUCTS & SUPPLIES (0.9%)
  22,700   Boston Scientific Corp. *                                        311
--------------------------------------------------------------------------------
           NATURAL GAS UTILITIES (0.9%)
   7,000   NICOR, Inc.                                                      302
--------------------------------------------------------------------------------
           OIL - DOMESTIC INTEGRATED (1.2%)
  17,000   Occidental Petroleum Corp.                                       412
--------------------------------------------------------------------------------
           OIL - INTERNATIONAL INTEGRATED (2.5%)
   4,800   Chevron Corp.                                                    405
   7,000   Texaco, Inc.                                                     435
--------------------------------------------------------------------------------
                                                                            840
--------------------------------------------------------------------------------
           OIL & GAS - EXPLORATION & PRODUCTION (1.1%)
   5,052   Anadarko Petroleum Corp.                                         359
--------------------------------------------------------------------------------
           RAILROADS/SHIPPING (0.5%)
  13,000   Norfolk Southern Corp.                                           173
--------------------------------------------------------------------------------
           RESTAURANTS (1.4%)
   3,000   McDonald's Corp.                                                 102
   6,000   Tricon Global Restaurants, Inc. *                                198
   7,000   Wendy's International, Inc.                                      184
--------------------------------------------------------------------------------
                                                                            484
--------------------------------------------------------------------------------
           RETAIL - BUILDING SUPPLIES (1.8%)
   4,000   Home Depot, Inc.                                                 183
   6,100   Lowe's Companies, Inc.                                           272
   5,600   Sherwin-Williams Co.                                             147
--------------------------------------------------------------------------------
                                                                            602
--------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISING (0.5%)
   5,000   Sears, Roebuck & Co.                                             174
--------------------------------------------------------------------------------
           RETAIL - SPECIALTY (0.8%)
  18,700   Intimate Brands, Inc.                                            280
--------------------------------------------------------------------------------
           SAVINGS & LOAN HOLDING CO. (0.6%)
   4,000   Washington Mutual, Inc.                                          212
--------------------------------------------------------------------------------
           SERVICES - DATA PROCESSING (0.3%)
   2,000   First Data Corp.                                                 105
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.6%)
   9,400   Sprint Corp. - PCS Group *                                       192
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - LONG DISTANCE (2.1%)
   6,000   WorldCom, Inc. *                                                  84
   6,000   AT&T Corp.                                                       104
  26,200   Sprint Corp. - FON Group                                         532
--------------------------------------------------------------------------------
                                                                            720
--------------------------------------------------------------------------------
           TELEPHONES (1.2%)
   7,700   Verizon Communications, Inc.                                     386
--------------------------------------------------------------------------------
           Total common stocks (cost: $17,764)                           20,172
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                            COUPON
   (000)                                             RATE    MATURITY
--------------------------------------------------------------------------------
                COLLATERALIZED MORTGAGE OBLIGATIONS (4.5%)

$    364   Federal National Mortgage Assn.,
              Series 1997-72 CA                     9.50%    9/18/2023      376
     465   Federal National Mortgage Assn.,
              Series 1997-79 U                      9.00    11/18/2024      486
     618   Federal National Mortgage Assn.,
              Series 1998-7 H                       9.00     3/18/2025      654
--------------------------------------------------------------------------------
           Total collateralized mortgage obligations (cost: $1,564)       1,516
--------------------------------------------------------------------------------
                     CORPORATE OBLIGATIONS (31.2%)

           BANKS - MAJOR REGIONAL (6.0%)
   1,000   Corporacion Andina de Fomento,
              Global Bonds                          6.75     3/15/2005      987
   1,000   Imperial Bancorp, Subordinate Notes      8.50     4/01/2009    1,022
--------------------------------------------------------------------------------
                                                                          2,009
--------------------------------------------------------------------------------
           ELECTRIC UTILITIES (6.3%)
   1,000   Dominion Resources, Inc., Senior Notes   8.13     6/15/2010    1,082
   1,000   Empire District Electric Co.             7.70    11/15/2004    1,041
--------------------------------------------------------------------------------
                                                                          2,123
--------------------------------------------------------------------------------
           FINANCE - CONSUMER (3.0%)
   1,000   Ford Motor Credit Co., Notes             7.38    10/28/2009    1,001
--------------------------------------------------------------------------------
           MANUFACTURING - DIVERSIFIED INDUSTRIES (2.8%)
   1,000   Pactiv Corp., Notes                      7.20    12/15/2005      930
--------------------------------------------------------------------------------
           MANUFACTURING - SPECIALIZED (3.0%)
   1,000   Giddings and Lewis, Inc., Notes          7.50    10/01/2005    1,004
--------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUSTS (5.8%)
   1,000   American Health Properties, Inc., Notes  7.50     1/15/2007      947
   1,000   Nationwide Health Properties, Inc., MTN  8.61     3/01/2002    1,010
--------------------------------------------------------------------------------
                                                                          1,957
--------------------------------------------------------------------------------
           RETAIL - FOOD (1.2%)
     750   Great Atlantic & Pacific Tea, Inc.,
              Senior Notes                          7.70     1/15/2004      414
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - LONG DISTANCE (3.1%)
   1,000   WorldCom, Inc.                           8.25     5/15/2010    1,030
--------------------------------------------------------------------------------
           Total corporate obligations (cost: $10,652)                   10,468
--------------------------------------------------------------------------------
                      MONEY MARKET INSTRUMENT (3.3%)

   1,124   Hawaiian Electric Co., Inc.,
              CP (cost: $1,124)                     6.65     1/02/2001    1,124
--------------------------------------------------------------------------------
           Total investments (cost: $31,104)                           $ 33,280
--------------------------------------------------------------------------------

         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS, PAGE B-43.











                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                        USAA LIFE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         MARKET
 NUMBER                                                                  VALUE
OF SHARES                    SECURITY                                    (000)
--------------------------------------------------------------------------------
                         COMMON STOCKS (88.7%)

           AEROSPACE/DEFENSE (0.5%)
  11,000   HEICO Corp. "A"                                              $    128
   5,000   Triumph Group, Inc.*                                              205
--------------------------------------------------------------------------------
                                                                             333
--------------------------------------------------------------------------------
           AIR FREIGHT (1.1%)
   3,000   EGL, Inc.*                                                         72
  11,850   Forward Air Corp.*                                                442
   3,000   United Parcel Service "B"                                         176
   3,700   UTi Worldwide, Inc.*                                               75
--------------------------------------------------------------------------------
                                                                             765
--------------------------------------------------------------------------------
           AIRLINES (0.5%)
   8,500   Atlantic Coast Airlines Holdings, Inc.*                           348
   3,000   Midwest Express Holdings, Inc.*                                    44
--------------------------------------------------------------------------------
                                                                             392
--------------------------------------------------------------------------------
           BEVERAGES - ALCOHOLIC (0.2%)
   2,000   Robert Mondavi Corp. "A"*                                         108
--------------------------------------------------------------------------------
           BIOTECHNOLOGY (24.2%)
  10,000   Affymetrix, Inc.*                                                 744
   2,000   Celgene Corp.*                                                     65
   3,400   Ciphergen Biosystems, Inc.*                                        45
   5,100   EDEN Bioscience Corp.*                                            153
  40,000   Genentech, Inc.*                                                3,260
   4,100   Genzyme Corp.*                                                    369
  14,000   Human Genome Sciences, Inc.*                                      970
  26,000   IDEC Pharmaceuticals Corp.*                                     4,929
   3,300   Illumina, Inc.*                                                    53
  33,000   Immunex Corp.*                                                  1,341
   5,000   Invitrogen Corp.*                                                 432
   1,500   Luminex Corp.*                                                     39
   6,400   Maxygen, Inc.*                                                    157
  18,000   Med Immune, Inc.*                                                 858
  10,000   Medarex, Inc.*                                                    407
   3,500   MediChem Life Sciences, Inc.*                                      16
  24,000   Millennium Pharmaceuticals, Inc.*                               1,485
   1,100   Protein Design Labs, Inc.*                                         96
   5,600   Sequenom, Inc.*                                                    78
  20,000   Techne Corp.*                                                     721
   2,000   Variagenics, Inc.*                                                 24
   7,200   Vertex Pharmaceuticals, Inc.*                                     515
--------------------------------------------------------------------------------
                                                                          16,757
--------------------------------------------------------------------------------
           BROADCASTING - RADIO & TV (0.1%)
   6,000   Wink Communications, Inc.*                                         36
--------------------------------------------------------------------------------
           CHEMICALS (0.3%)
   5,000   Symyx Technologies*                                               180
--------------------------------------------------------------------------------
           CHEMICALS - DIVERSIFIED (0.1%)
   1,600   Cabot Microelectronics Corp.*                                      83
--------------------------------------------------------------------------------
           COMMUNICATION EQUIPMENT (4.1%)
   6,000   Advanced Fibre Communications, Inc.*                              108
  13,700   Alliance Fiber Optic Products, Inc.*                               82
   1,000   Avanex Corp.*                                                      60
   1,000   Avici Systems, Inc.*                                               25
   8,300   Bookham Technology plc ADR*                                       109
   5,600   CIENA Corp.*                                                      455
   6,600   Clarent Corp.*                                                     75
   4,100   Corvis Corp.*                                                      98
     900   CoSine Communications, Inc.*                                       12
   5,000   Ditech Communications Corp.*                                       80
   6,115   DMC Stratex Networks, Inc.*                                        92
   2,500   Efficient Networks, Inc.*                                          36
  10,400   Endwave Corp.*                                                     32
  13,424   JDS Uniphase Corp.*                                               560
   7,900   Luminent, Inc.*                                                    47
   7,800   MCK Communications, Inc.*                                          66
   5,800   Metawave Communications Corp.*                                     53
   3,600   Netro Corp.*                                                       25
     300   New Focus, Inc.*                                                   10
   1,400   Next Level Communications, Inc.*                                   16
   3,600   Novatel Wireless, Inc.*                                            45
   1,300   ONI Systems Corp.*                                                 51
   2,500   Oplink Communications, Inc.*                                       45
   8,800   Optical Communication Products, Inc.*                              99
   2,800   QUALCOMM, Inc.*                                                   230
   3,100   Sierra Wireless, Inc.*                                            144
   2,400   Sonus Networks, Inc.*                                              61
     900   Sycamore Networks, Inc.*                                           34
   3,700   UTStarcom, Inc.*                                                   57
   7,200   Vina Technologies, Inc.*                                           23
   3,300   Western Multiplex Corp.*                                           23
     900   WJ Communications, Inc.*                                           13
--------------------------------------------------------------------------------
                                                                           2,866
--------------------------------------------------------------------------------
           COMPUTER - HARDWARE (0.6%)
  16,200   Sandisk Corp.*                                                    450
--------------------------------------------------------------------------------
           COMPUTER - NETWORKING (2.7%)
   3,000   Brocade Communications Systems, Inc.*                             275
  10,800   Cisco Systems, Inc.*                                              413
  18,600   Extreme Networks, Inc.*                                           728
   4,500   Finisar Corp.*                                                    131
   2,000   Juniper Networks, Inc.*                                           252
   2,300   Redback Networks, Inc.*                                            94
     400   Stratos Lightwave, Inc.*                                            7
--------------------------------------------------------------------------------
                                                                           1,900
--------------------------------------------------------------------------------
           COMPUTER SOFTWARE & SERVICE (4.0%)
   2,800   Agile Software Corp.*                                             138
   4,300   Art Technology Group, Inc.*                                       131
   2,500   AvantGo, Inc.*                                                     16
   6,900   BroadVision, Inc.*                                                 82
   3,600   Commerce One, Inc.*                                                91
   4,800   Docent, Inc.*                                                      42
   2,550   E.piphany, Inc.*                                                  138
   2,500   EXE Technologies, Inc*                                             32
   2,700   HNC Software, Inc.*                                                80
   2,400   I2 Technologies, Inc.*                                            130
   3,400   Liberate Technologies, Inc.*                                       46
   1,000   Nuance Communications, Inc.*                                       43
   2,300   Numerical Technologies, Inc.*                                      42
   1,000   OpenTV Corp. "A"*                                                  10
   2,500   Openwave Systems, Inc.*                                           120
   2,500   OTG Software, Inc.*                                                40
   3,100   Portal Software, Inc.*                                             24
   2,500   SignalSoft Corp.*                                                  25
     500   SpeechWorks International, Inc.*                                   25
   3,500   Synplicity, Inc.*                                                  51
   1,400   TIBCO Software, Inc.*                                              67
     800   Ulticom, Inc.*                                                     27
   2,600   Vastera, Inc.*                                                     42
  12,900   VeriSign, Inc.*                                                   957
   6,000   Vignette Corp.*                                                   108
   8,300   Vitria Technology, Inc.*                                           64
   1,581   webMethods, Inc.*                                                 141
   6,500   Zengine, Inc.*                                                     45
--------------------------------------------------------------------------------
                                                                           2,757
--------------------------------------------------------------------------------
           DRUGS (7.6%)
  10,000   Alpharma, Inc. "A"                                                439
  10,000   Andrx Corp.*                                                      579
  40,000   Biovail Corp.*                                                  1,554
   7,000   Elan Corp. plc ADR*                                               328
   5,000   Ivax Corp.*                                                       191
   7,875   King Pharmaceuticals, Inc.*                                       407
  20,000   Sepracor, Inc.*                                                 1,602
   3,000   Shire Pharmaceuticals Group plc ADR*                              138
--------------------------------------------------------------------------------
                                                                           5,238
--------------------------------------------------------------------------------
           ELECTRIC UTILITIES (0.2%)
   5,500   Southern Energy, Inc.*                                            156
--------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT (2.2%)
   6,300   Active Power, Inc.*                                               138
   5,000   Capstone Turbine Corp.*                                           140
   9,700   DDI Corp.*                                                        264
  12,000   Flextronics International Ltd.*                                   342
     900   PECO II, Inc.*                                                     23
   6,700   Pemstar, Inc.*                                                     59
   4,800   Plexus Corp.                                                      159
     500   Proton Energy Systems, Inc.*                                        5
   3,090   Sanmina Corp.*                                                    237
   2,100   SMTC Corp.*                                                        29
   3,400   TTM Technologies, Inc.*                                            48
  12,100   Viasystems Group, Inc.*                                           101
--------------------------------------------------------------------------------
                                                                           1,545
--------------------------------------------------------------------------------
           ELECTRONICS - INSTRUMENTATION (0.1%)
   4,400   Computer Access Technology Corp.*                                  45
     400   Ixia*                                                               9
--------------------------------------------------------------------------------
                                                                              54
--------------------------------------------------------------------------------
           ELECTRONICS - SEMICONDUCTORS (8.9%)
   3,400   02Micro International Ltd.*                                        26
  18,400   Applied Micro Circuits Corp.*                                   1,381
   5,000   ARM Holdings plc ADR*                                             113
   1,500   Centillium Communications, Inc.*                                   33
   5,400   Exar Corp.*                                                       167
   2,400   GlobeSpan, Inc.*                                                   66
   1,600   Intersil Holding Corp.*                                            37
     700   Marvell Technology Group Ltd.*                                     15
  10,200   Metalink Ltd.*                                                     98
   9,500   Microtune, Inc.                                                   157
   2,000   Parthus Technologies plc ADR*                                      53
   1,155   PMC-Sierra, Inc.*                                                  91
     300   Silicon Laboratories, Inc.*                                         4
   1,600   Stanford Microdevices, Inc.*                                       58
  48,600   TranSwitch Corp.*                                               1,902
  11,700   Tripath Technology, Inc.*                                         167
  22,200   Triquint Semiconductor, Inc.*                                     970
   5,900   Tvia, Inc.*                                                        23
   8,000   Virage Logic Corp.*                                               120
   3,600   Virata Corp.*                                                      39
  11,800   Vitesse Semiconductor Corp.*                                      653
--------------------------------------------------------------------------------
                                                                           6,173
--------------------------------------------------------------------------------
           ENGINEERING & CONSTRUCTION (0.7%)
   1,300   Lexent, Inc.*                                                      22
  15,000   Quanta Services, Inc.*                                            483
--------------------------------------------------------------------------------
                                                                             505
--------------------------------------------------------------------------------
           EQUIPMENT - SEMICONDUCTORS (0.3%)
   6,500   Cymer, Inc.*                                                      167
   3,100   PRI Automation, Inc.*                                              58
--------------------------------------------------------------------------------
                                                                             225
--------------------------------------------------------------------------------
           FINANCE - CONSUMER (0.9%)
  12,000   Metris Companies, Inc.                                            315
  10,000   NCO Group, Inc.*                                                  304
--------------------------------------------------------------------------------
                                                                             619
--------------------------------------------------------------------------------
           FINANCE - DIVERSIFIED (1.0%)
   5,000   London Pacific Group Ltd. ADR                                      38
   6,100   SEI Investments Co.                                               683
--------------------------------------------------------------------------------
                                                                             721
--------------------------------------------------------------------------------
           FOODS (0.3%)
   5,000   Suiza Foods Corp.*                                                240
--------------------------------------------------------------------------------
           GAMING COMPANIES (0.2%)
   7,500   Mandalay Resort Group*                                            165
--------------------------------------------------------------------------------
           HEALTH CARE - DIVERSIFIED (2.4%)
  18,000   Accredo Health, Inc.*                                             904
  10,000   ICON plc ADR*                                                     171
   5,600   Professional Detailing, Inc.*                                     592
--------------------------------------------------------------------------------
                                                                           1,667
--------------------------------------------------------------------------------
           HEALTH CARE - HMOS (0.9%)
   6,000   Express Scripts, Inc. "A"*                                        614
--------------------------------------------------------------------------------
           HEALTH CARE - SPECIALIZED SERVICES (3.2%)
  10,400   Advance Paradigm, Inc.*                                           473
  15,000   Omnicare, Inc.                                                    325
   5,100   Orthodontic Centers of America, Inc.*                             159
  18,000   Priority Healthcare Corp. "B"*                                    735
  15,000   Renal Care Group, Inc.*                                           411
   2,600   Specialty Laboratories, Inc.*                                      86
--------------------------------------------------------------------------------
                                                                           2,189
--------------------------------------------------------------------------------
           HOME FURNISHINGS & APPLIANCES (0.4%)
   7,500   Ethan Allen Interiors, Inc.                                       251
--------------------------------------------------------------------------------
           HOSPITALS (0.5%)
   2,800   Community Health Systems, Inc.*                                    98
   6,000   Province Healthcare Co.*                                          236
--------------------------------------------------------------------------------
                                                                             334
--------------------------------------------------------------------------------
           INTERNET SERVICES (2.1%)
   3,200   Akamai Technologies, Inc.*                                         67
   2,200   Ariba, Inc.*                                                      118
     400   Blue Martini Software, Inc.*                                        5
   3,200   Digex, Inc.*                                                       72
   3,000   Entrust Technologies, Inc.*                                        39
   9,300   Exodus Communications, Inc.*                                      192
   2,700   Freemarkets, Inc.*                                                 51
   8,500   homestore.com, Inc.*                                              171
   6,600   Infospace, Inc.*                                                   58
   6,300   InterNAP Network Services Corp.*                                   46
   2,300   Interwoven, Inc.*                                                 152
   5,000   OmniSky Corp.*                                                     42
   6,600   PurchasePro.com, Inc.*                                            116
   7,856   Retek, Inc.*                                                      191
   2,100   Selectica, Inc.*                                                   51
     400   StorageNetworks, Inc.*                                             10
   5,600   Tumbleweed Communications Corp.*                                   96
--------------------------------------------------------------------------------
                                                                           1,477
--------------------------------------------------------------------------------
           INVESTMENT BANKS / BROKERAGE (0.2%)
  11,000   Knight Trading Group, Inc.*                                       153
--------------------------------------------------------------------------------
           LODGING/HOTEL (1.1%)
  10,000   Four Seasons Hotels, Inc.                                         636
   7,400   Orient Express Hotels Ltd.*                                       160
--------------------------------------------------------------------------------
                                                                             796
--------------------------------------------------------------------------------
           MEDICAL PRODUCTS & SUPPLIES (1.3%)
   5,000   Apogent Technologies, Inc.*                                       102
   7,100   Caliper Technologies Corp.*                                       334
   4,500   Charles River Laboratories International*                         123
   6,000   Henry Schein, Inc.*                                               208
   1,666   Sybron Dental Specialties, Inc.*                                   28
   3,400   Wilson Greatbatch Technologies, Inc.*                              96
--------------------------------------------------------------------------------
                                                                             891
--------------------------------------------------------------------------------
           OIL & GAS - DRILLING/EQUIPMENT (2.4%)
   5,400   Cal Dive International, Inc.*                                     144
   6,000   Cooper Cameron Corp.*                                             396
  10,000   Grant Prideco, Inc.*                                              219
   6,000   Smith International, Inc.*                                        447
  10,000   Weatherford International, Inc.*                                  473
--------------------------------------------------------------------------------
                                                                           1,679
--------------------------------------------------------------------------------
           OIL & GAS - EXPLORATION & PRODUCTION (0.1%)
   7,800   Energy Partners Ltd.*                                              98
--------------------------------------------------------------------------------
           PERSONAL CARE (0.4%)
   6,000   Estee Lauder Companies, Inc. "A"                                  263
--------------------------------------------------------------------------------
           RESTAURANTS (1.0%)
   4,500   Cheesecake Factory, Inc.*                                         173
   3,200   Krispy Kreme Doughnuts, Inc.*                                     265
   7,000   P. F. Chang's China Bistro, Inc.*                                 220
--------------------------------------------------------------------------------
                                                                             658
--------------------------------------------------------------------------------
           RETAIL - BUILDING SUPPLIES (2.4%)
   5,000   Fastenal Co.                                                      274
  30,000   Home Depot, Inc.                                                1,371
--------------------------------------------------------------------------------
                                                                           1,645
--------------------------------------------------------------------------------
           RETAIL - DISCOUNTERS (0.6%)
  16,500   Dollar Tree Stores, Inc.*                                         404
--------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISING (0.5%)
   8,000   Costco Wholesale Corp.                                            320
--------------------------------------------------------------------------------
           RETAIL - SPECIALTY (2.3%)
  10,033   99 Cents Only Stores*                                             275
  10,000   Bed Bath & Beyond, Inc.*                                          224
   3,500   Coach, Inc.*                                                      100
  16,500   Cost Plus, Inc.*                                                  485
  25,000   Williams-Sonoma, Inc.*                                            500
--------------------------------------------------------------------------------
                                                                           1,584
--------------------------------------------------------------------------------
           RETAIL - SPECIALTY APPAREL (0.7%)
  10,000   Abercrombie & Fitch Co. "A"*                                      200
   5,000   Charlotte Russe Holding, Inc.*                                     80
  11,000   Chico's FAS, Inc.*                                                230
     600   Too, Inc.*                                                          7
--------------------------------------------------------------------------------
                                                                             517
--------------------------------------------------------------------------------
           SERVICES - COMMERCIAL & CONSUMER (0.7%)
   3,500   Apollo Group, Inc.*                                               113
   7,500   Barra, Inc.*                                                      353
--------------------------------------------------------------------------------
                                                                             466
--------------------------------------------------------------------------------
           SERVICES - DATA PROCESSING (0.1%)
   1,058   MedQuist, Inc.*                                                    17
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (1.2%)
     800   Aether Systems, Inc.*                                              31
   4,900   Alamosa PCS Holdings, Inc.*                                        39
  10,000   Dobson Communications Corp. "A"*                                  146
   7,600   Microcell Telecommunications, Inc. "B"*                           145
   3,000   Nextel Partners, Inc. "A"*                                         51
   2,508   TeleCorp PCS, Inc.*                                                56
     300   Triton PCS Holdings, Inc. "A"*                                     10
   6,200   UbiquiTel, Inc.*                                                   34
   6,500   US Unwired, Inc. "A"*                                              30
   7,000   Western Wireless Corp. "A"*                                       274
--------------------------------------------------------------------------------
                                                                             816
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - LONG DISTANCE (0.3%)
   9,300   ITC DeltaCom, Inc.*                                                50
   1,600   Level 3 Communications, Inc.*                                      52
   3,600   Universal Access, Inc.*                                            29
   5,000   Williams Communications Group*                                     59
--------------------------------------------------------------------------------
                                                                             190
--------------------------------------------------------------------------------
           TELEPHONES (1.8%)
   3,800   Allegiance Telecom, Inc.*                                          85
  11,300   GT Group Telecom, Inc. "B"*                                        85
  11,400   McLeod USA, Inc.*                                                 161
  44,400   Metromedia Fiber Network, Inc. "A"*                               449
   8,700   NEON Communications, Inc.*                                         56
   1,500   Time Warner Telecom, Inc. "A"*                                     95
   6,750   Winstar Communications, Inc.*                                      79
  12,000   XO Communications, Inc.*                                          214
--------------------------------------------------------------------------------
                                                                           1,224
--------------------------------------------------------------------------------
           TEXTILES - APPAREL (0.4%)
   5,000   Columbia Sportswear Co.*                                          249
   4,500   Cutter and Buck, Inc.*                                             34
--------------------------------------------------------------------------------
                                                                             283
--------------------------------------------------------------------------------
           WASTE MANAGEMENT (0.9%)
  18,600   Waste Connections, Inc.*                                          615
--------------------------------------------------------------------------------
           Total common stocks (cost: $43,877)                            61,419
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
-----------
                    MONEY MARKET INSTRUMENT (11.6%)

$  8,037   Federal Home Loan Bank
              Consolidated DN, 5.75%, 1/02/2001 (cost: $8,036)             8,036
--------------------------------------------------------------------------------
           Total investments (cost: $51,913)                            $ 69,455
--------------------------------------------------------------------------------

       SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS, PAGE B-43.











                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE INTERNATIONAL FUND
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         MARKET
 NUMBER                                                                   VALUE
OF SHARES                   SECURITY                                      (000)
--------------------------------------------------------------------------------
                            STOCKS (95.9%)

           ARGENTINA (0.2%)
  28,700   Pc Holdings S.A. "B"                                         $     44
--------------------------------------------------------------------------------
           AUSTRALIA (0.2%)
   1,700   CSL Ltd.                                                           37
  67,000   Pasminco Ltd. *                                                    24
--------------------------------------------------------------------------------
                                                                              61
--------------------------------------------------------------------------------
           AUSTRIA (1.5%)
   3,000   Bank Austria AG                                                   165
   3,100   Boehler Uddeholm AG                                               100
   1,150   VA Technologie AG                                                  35
   2,315   Vienna Airport (Flughafen Wien)                                    88
--------------------------------------------------------------------------------
                                                                             388
--------------------------------------------------------------------------------
           BRAZIL (1.0%)
 300,000   Banco Itau S.A. (Preferred)                                        28
   1,500   Companhia Brasileira de Distribuicao Grupo
              Pao de Acucar ADR                                               55
   2,800   Companhia de Bebidas das Americas ADR                              72
   1,700   Embratel Participacoes S.A. ADR                                    27
   2,080   Petroleo Brasileiro S.A. (Preferred)                               49
   1,600   Uniao de Bancos Brasileiros S.A. (Unibanco)  GDR                   47
--------------------------------------------------------------------------------
                                                                             278
--------------------------------------------------------------------------------
           CANADA (10.0%)
  13,200   Anderson Exploration Ltd. *                                       300
   4,200   Bank of Montreal                                                  221
   5,000   C-MAC Industries, Inc. *                                          222
     562   C-MAC Industries, Inc. - N.Y. Shares *                             25
   5,300   Canadian Imperial Bank of Commerce                                164
  13,200   Canadian National Railway Co.                                     392
   6,100   Manulife Financial Corp.                                          191
   9,300   Nexen, Inc.                                                       230
   8,600   Nortel Networks Corp.                                             276
   4,800   Sun Life Financial Services                                       128
  13,200   Suncor Energy, Inc.                                               339
   6,500   Toronto-Dominion Bank                                             188
--------------------------------------------------------------------------------
                                                                           2,676
--------------------------------------------------------------------------------
           CHINA (0.3%)
  10,900   China Mobile Ltd. *                                                60
 134,000   China Petroleum and Chemical Corp. "H" *                           21
--------------------------------------------------------------------------------
                                                                              81
--------------------------------------------------------------------------------
           DENMARK (1.9%)
  36,841   Nordea *                                                          288
   5,300   Tele Danmark A/S "B"                                              216
--------------------------------------------------------------------------------
                                                                             504
--------------------------------------------------------------------------------
           FINLAND (5.7%)
   9,866   Metso OYJ                                                         110
  22,800   Nokia Corp. ADR                                                   992
   6,400   Perlos Corp.                                                      132
   5,300   Sampo Leonia Insurance Co. plc "A"                                286
--------------------------------------------------------------------------------
                                                                           1,520
--------------------------------------------------------------------------------
           FRANCE (8.1%)
   3,400   Accor S.A.                                                        144
   4,376   Aventis S.A.                                                      384
   5,440   CNP Assurances                                                    218
   6,000   Coflexip ADR                                                      377
   1,400   Eramet Group                                                       57
  12,000   Gemplus International S.A. *                                      107
   1,560   ISIS S.A.                                                         111
   2,700   Renault S.A.                                                      141
   4,000   Rhodia S.A.                                                        62
   7,370   Total Fina S.A. ADR                                               536
     900   Valeo S.A.                                                         40
--------------------------------------------------------------------------------
                                                                           2,177
--------------------------------------------------------------------------------
           GERMANY (3.6%)
   5,300   Continental AG                                                     85
   7,700   E. On AG                                                          469
   6,600   Merck KGaA                                                        291
   1,040   SAP AG                                                            121
--------------------------------------------------------------------------------
                                                                             966
--------------------------------------------------------------------------------
           HONG KONG (0.6%)
   5,000   Cheung Kong Holdings Ltd.                                          64
     500   Hutchison Whampoa Ltd.                                              6
  43,000   South China Morning Post Holdings Ltd.                             32
  23,000   Wharf Holdings Ltd.                                                56
--------------------------------------------------------------------------------
                                                                             158
--------------------------------------------------------------------------------
           HUNGARY (0.1%)
   1,300   Magyar Tavkozlesi Rt. (MATAV) ADR                                  27
--------------------------------------------------------------------------------
           INDIA (0.4%)
   5,300   Hindustan Lever Ltd.                                               23
     440   Infosys Technologies Ltd.                                          54
   4,300   Satyam Computer Services Ltd.                                      30
   1,800   Videsh Sanchar Nigam Ltd.                                          12
--------------------------------------------------------------------------------
                                                                             119
--------------------------------------------------------------------------------
           ISRAEL (0.8%)
   4,000   Bank Hapoalim Ltd.                                                 12
   1,200   Check Point Software Technologies Ltd. *                          160
     390   Teva Pharmaceutical Industries Ltd. ADR                            28
--------------------------------------------------------------------------------
                                                                             200
--------------------------------------------------------------------------------
           ITALY (3.7%)
   5,600   ENI S.p.A. ADR                                                    360
  25,250   Italgas S.p.A.                                                    256
   9,700   Telecom Italia S.p.A.                                             107
  45,300   Telecom Italia S.p.A. Savings                                     272
--------------------------------------------------------------------------------
                                                                             995
--------------------------------------------------------------------------------
           JAPAN (11.7%)
   3,100   Asatsu DK                                                          75
   4,000   Daibiru Corp.                                                      28
   7,000   Fujitsu Ltd.                                                      103
     600   Internet Initiative, Inc. ADR *                                     5
   3,000   Ito-Yokado Co. Ltd.                                               150
     700   Lawson, Inc.                                                       28
   2,600   Meitec Corp.                                                       83
  15,000   Mitsui Fudosan Co. Ltd.                                           149
   2,000   Murata Manufacturing Co. Ltd.                                     234
  27,000   Nikko Securities Co. Ltd.                                         209
      28   Nippon Telegraph & Telephone Corp. (NTT)                          202
       8   NTT Mobile Communication Network, Inc.                            138
   3,900   Paris Miki, Inc.                                                   80
   2,000   Pasona Softbank, Inc.                                              21
   3,600   Sanix, Inc.                                                       139
   3,000   Shin-Etsu Chemical Co. Ltd.                                       115
   3,800   Sony Corp.                                                        263
  21,000   Sumitomo Corp.                                                    151
   9,000   Sumitomo Electric Industries, Ltd.                                147
   7,000   Takeda Chemical Industries Ltd.                                   414
  26,000   Toshiba Corp.                                                     174
      43   West Japan Railway                                                190
   3,300   Zenrin Co. Ltd.                                                    41
--------------------------------------------------------------------------------
                                                                           3,139
--------------------------------------------------------------------------------
           KOREA (1.1%)
   2,812   Korea Telecom Corp. ADR                                            87
     900   Pohang Iron & Steel Co., Ltd.                                      54
     560   Samsung Electronics Co. Ltd.                                       70
   1,600   Samsung SDI Co. Ltd.                                               60
     130   Sk Telecom Co. Ltd.                                                26
--------------------------------------------------------------------------------
                                                                             297
--------------------------------------------------------------------------------
           MALAYSIA (0.1%)
   4,000   Public Bank Bhd                                                     3
   9,300   Telekom Malaysia Bhd                                               28
--------------------------------------------------------------------------------
                                                                              31
--------------------------------------------------------------------------------
           MEXICO (1.0%)
   4,100   Coca Cola Femsa S.A. de C.V. ADR                                   92
     900   Fomento Economico Mexicano S.A. de C.V. ADR                        27
  10,000   Grupo Modelo S.A. de C.V. "C"                                      26
   2,100   Telefonos de Mexico S.A. de C.V. ADR                               95
   1,600   Tubos de Acero de Mexico S.A. ADR                                  23
--------------------------------------------------------------------------------
                                                                             263
--------------------------------------------------------------------------------
           NETHERLANDS (10.2%)
   9,600   Akzo Nobel N.V.                                                   516
   6,500   Fortis NL N.V.                                                    211
   2,700   Gucci Group N.V.                                                  239
   6,700   ING Group N.V.                                                    535
   5,844   Koninklijke KPN N.V.                                               67
  16,515   Koninklijke Philips Electronics N.V.                              599
   8,100   Oce-van der Grinten N.V.                                          129
   6,500   Versatel Telecom *                                                 58
   4,300   VNU N.V.                                                          212
   7,700   Vopak Kon                                                         162
--------------------------------------------------------------------------------
                                                                           2,728
--------------------------------------------------------------------------------
           NORWAY (0.9%)
   1,200   Schibsted ASA                                                      15
  29,900   Storebrand ASA                                                    212
--------------------------------------------------------------------------------
                                                                             227
--------------------------------------------------------------------------------
           PORTUGAL (2.6%)
  47,685   Banco Comercial Portugues                                         253
  18,000   Brisa-Auto Estrada de Portugal S.A.                               161
  21,600   Portugal Telecom S.A. ADR                                         194
   7,162   Telecel-Comunicacoes Pessoais, S.A. *                              78
--------------------------------------------------------------------------------
                                                                             686
--------------------------------------------------------------------------------
           RUSSIA (0.1%)
   1,000   OAO LUKoil Holdings                                                36
--------------------------------------------------------------------------------
           SINGAPORE (0.5%)
  26,000   Hong Kong Land Holdings Ltd.                                       58
   4,900   Singapore Airlines Ltd.                                            49
   5,000   United Overseas Bank Ltd.                                          37
--------------------------------------------------------------------------------
                                                                             144
--------------------------------------------------------------------------------
           SOUTH AFRICA (0.2%)
     500   Anglo American Platinum Corp.                                      23
     500   Impala Platinum Holdings Ltd.                                      26
--------------------------------------------------------------------------------
                                                                              49
--------------------------------------------------------------------------------
           SPAIN (3.5%)
  12,900   Altadis S.A.                                                      200
  19,606   Banco Bilbao Vizcaya Argentaria                                   292
  14,750   Repsol S.A.                                                       235
   4,419   Telefonica de Espana S.A. ADR *                                   221
--------------------------------------------------------------------------------
                                                                             948
--------------------------------------------------------------------------------
           SWEDEN (4.7%)
  13,200   Autoliv, Inc. GDR                                                 207
  28,600   Ericsson LM Telephone Co. ADR                                     320
  58,650   Nordea AB                                                         444
   9,240   Skandinaviska Enskilda Banken "A"                                 102
  48,643   Swedish Match AB                                                  190
--------------------------------------------------------------------------------
                                                                           1,263
--------------------------------------------------------------------------------
           SWITZERLAND (3.7%)
     225   Novartis AG                                                       398
     490   Selecta Group AG                                                  119
     233   Sulzer AG P.C. *                                                  168
   5,579   Syngenta AG *                                                     300
--------------------------------------------------------------------------------
                                                                             985
--------------------------------------------------------------------------------
           TAIWAN (0.6%)
  32,000   Cathay Life Insurance                                              56
  46,000   China Steel Corp.                                                  28
  20,500   Taiwan Semiconductor Manufacturing Co. *                           49
  23,600   United Microelectronics *                                          34
--------------------------------------------------------------------------------
                                                                             167
--------------------------------------------------------------------------------
           TURKEY (0.1%)
     700   Turkcell Iletisim Hizmetleri A.S. ADR *                             5
--------------------------------------------------------------------------------
           UNITED KINGDOM (16.8%)
   6,200   AstraZeneca Group plc                                             313
  21,400   Bank of Scotland                                                  224
  72,500   Billiton plc                                                      280
   6,100   BOC Group plc                                                      93
  13,900   Cable & Wireless plc                                              188
  40,600   Cadbury Schweppes                                                 281
  17,134   Celltech Group plc *                                              303
  19,400   CGU plc                                                           314
 119,000   Cookson Group plc                                                 313
  77,500   Corporate Services Group plc *                                     67
   3,900   Glaxo Wellcome plc ADR *                                          218
  13,400   Laporte plc                                                       138
  49,000   Old Mutual plc                                                    121
   9,900   Powergen plc                                                       93
  28,000   Reckitt Benckiser plc                                             386
  19,820   Reuters Group plc                                                 336
  15,824   Royal Bank Scot Group                                             374
  48,100   Tomkins plc                                                       106
  27,311   WPP Group plc                                                     356
--------------------------------------------------------------------------------
                                                                           4,504
--------------------------------------------------------------------------------
           Total stocks (cost: $22,429)                                   25,666
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
-----------
                 MONEY MARKET INSTRUMENT (1.9%)

$    522   Federal Home Loan Bank
              Consolidated DN, 5.75%, 01/02/2001 (cost: $522)                522
--------------------------------------------------------------------------------
           Total investments (cost: $22,951)                            $ 26,188
================================================================================






                      PORTFOLIO SUMMARY BY CONCENTRATION
                 ----------------------------------------------
                 Drugs                                     8.9%
                 ----------------------------------------------
                 Telephones                                6.6
                 ----------------------------------------------
                 Banks - Money Center                      6.5
                 ----------------------------------------------
                 Communication Equipment                   6.3
                 ----------------------------------------------
                 Insurance - Multiline Companies           5.9
                 ----------------------------------------------
                 Oil - International Integrated            4.5
                 ----------------------------------------------
                 Chemicals - Specialty                     4.2
                 ----------------------------------------------
                 Banks - Major Regional                    3.4
                 ----------------------------------------------
                 Railroads/Shipping                        2.8
                 ----------------------------------------------
                 Home Furnishings & Appliances             2.2
                 ----------------------------------------------
                 Manufacturing - Diversified Industries    2.2
                 ----------------------------------------------
                 Electric Utilities                        2.1
                 ----------------------------------------------
                 Electronics - Semiconductors              2.1
                 ----------------------------------------------
                 Oil & Gas - Exploration & Production      2.1
                 ----------------------------------------------
                 U.S. Government                           1.9
                 ----------------------------------------------
                 Electronics - Computer Distributors       1.8
                 ----------------------------------------------
                 Oil & Gas - Drilling/Equipment            1.8
                 ----------------------------------------------
                 Advertising/Marketing                     1.6
                 ----------------------------------------------
                 Household Products                        1.5
                 ----------------------------------------------
                 Investment Banks/Brokerage                1.5
                 ----------------------------------------------
                 Tobacco                                   1.5
                 ----------------------------------------------
                 Beverages - Nonalcoholic                  1.4
                 ----------------------------------------------
                 Computer Software & Service               1.4
                 ----------------------------------------------
                 Finance - Diversified                     1.3
                 ----------------------------------------------
                 Metals/Mining                             1.3
                 ----------------------------------------------
                 Oil - Domestic Integrated                 1.3
                 ----------------------------------------------
                 Retail - Specialty                        1.3
                 ----------------------------------------------
                 Services - Data Processing                1.3
                 ----------------------------------------------
                 Auto Parts                                1.2
                 ----------------------------------------------
                 Insurance - Property/Casualty             1.1
                 ----------------------------------------------
                 Leisure Time                              1.0
                 ----------------------------------------------
                 Natural Gas Utilities                     1.0
                 ----------------------------------------------
                 Other                                    12.8
                 ----------------------------------------------
                 Total                                    97.8%
                 ==============================================

                 SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS, PAGE B-43.









                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in Note 1 to the Trust's financial statements.

The percentages shown represent the percentage of the investments to net assets. At December 31, 2000, investments in foreign securities were 1.6%, 5.1%, and 6.1% of the net assets of the USAA Life Growth & Income Fund, the USAA Life Diversified Assets Fund, and the USAA Life Aggressive Growth Fund, respectively.

ADR   American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign  shares.  Dividends  are paid in U.S.  dollars.

GDR   Global Depositary Receipts are  receipts  issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

(a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

 * Non-income-producing security.



PORTFOLIO DESCRIPTION ABBREVIATIONS

CP       Commercial Paper
-----------------------------------
DN       Discount Note
-----------------------------------
IDA      Industrial Development
         Authority/Agency
-----------------------------------
MTN      Medium-Term Note
-----------------------------------
RB       Revenue Bond
-----------------------------------

CATEGORIES AND DEFINITIONS

The securities in USAA Life Money Market Fund are divided into two categories: fixed-rate instruments and variable-rate demand notes.

FIXED-RATE INSTRUMENTS consist of corporate and government notes and commercial paper. The yield is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

VARIABLE-RATE DEMAND NOTES (VRDN) provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

CREDIT ENHANCEMENT adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by a high-quality bank, insurance company, or other corporation, or a collateral trust.

The USAA Life Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA Life Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

LOC - Enhanced by a bank letter of credit.











                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                 USAA LIFE     USAA LIFE     USAA LIFE      USAA LIFE      USAA LIFE     USAA LIFE       USAA LIFE
                                MONEY MARKET     INCOME     GROWTH AND     WORLD GROWTH   DIVERSIFIED    AGGRESSIVE    INTERNATIONAL
                                   FUND          FUND       INCOME FUND        FUND       ASSETS FUND    GROWTH FUND       FUND
                                ----------------------------------------------------------------------------------------------------

ASSETS
  Investments in securities,
    at market value (identified
    cost of $26,798, $13,073,
    $54,961, $25,154, $31,104,
    $51,913, and $22,951,         $ 26,798      $ 13,356      $ 77,948       $ 32,934       $ 33,280       $ 69,455       $ 26,188
    respectively)
  Cash                                   -             -             -              1              -              -              -
  Cash denominated in foreign
    currencies (identified cost
    of $160 and $244,
    respectively)                        -             -             -            158              -              -            239
  Receivables:
    Capital shares sold                246             -             -             16             10              -              -
    Dividends and interest              57           153            83             31            223              1             30
    Securities sold                      -             -           126            288          2,419            236            401
                                ----------------------------------------------------------------------------------------------------
      Total assets                  27,101        13,509        78,157         33,428         35,932         69,692         26,858
                                ----------------------------------------------------------------------------------------------------

LIABILITIES
  Securities purchased                   -             -           305            113          2,283            351              3
  Capital shares redeemed                -             -            45              -              -             33              3
  Accrued advisory fees                  -             -            15              -              -             17             25
  Accrued administrative fees            3             -             3              3              -              4              5
  Accounts payable and accrued
    expenses                            36             9            43             50             39             45             43
  Dividends on capital shares            9             -             -              -              -              -              -
                                ----------------------------------------------------------------------------------------------------
    Total liabilities                   48             9           411            166          2,322            450             79
                                ----------------------------------------------------------------------------------------------------
      Net assets applicable
        to capital shares
        outstanding               $ 27,053      $ 13,500      $ 77,746       $ 33,262       $ 33,610       $ 69,242       $ 26,779
                                ====================================================================================================

REPRESENTED BY:
  Paid-in capital                 $ 27,053      $ 13,385      $ 49,742       $ 25,869       $ 27,008       $ 53,480       $ 23,786
  Accumulated undistributed net
    investment income                    -           916         1,078             27          1,287              -              9
  Accumulated net realized gain
    (loss) on investments                -        (1,084)        3,939           (426)         3,139         (1,780)          (266)
  Net unrealized appreciation of
    investments                          -           283        22,987          7,780          2,176         17,542          3,237
  Net unrealized appreciation
    on foreign currency
    translations                         -             -             -             12              -              -             13
                                ----------------------------------------------------------------------------------------------------
      Net assets applicable to
        capital shares
        outstanding               $ 27,053      $ 13,500      $ 77,746       $ 33,262       $ 33,610       $ 69,242       $ 26,779
                                ====================================================================================================
  Capital shares outstanding,
    unlimited number of shares
    authorized, no par value        27,053         1,295         4,009          2,481          2,605          3,350          2,292
                                ====================================================================================================
  Net asset value, redemption
    price, and offering price
    per share                     $   1.00      $  10.43      $  19.39       $  13.41       $  12.90       $  20.67       $  11.68
                                ====================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS, PAGE B-48.












                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                 USAA LIFE     USAA LIFE     USAA LIFE      USAA LIFE      USAA LIFE     USAA LIFE       USAA LIFE
                                MONEY MARKET     INCOME     GROWTH AND     WORLD GROWTH   DIVERSIFIED    AGGRESSIVE    INTERNATIONAL
                                   FUND          FUND       INCOME FUND        FUND       ASSETS FUND    GROWTH FUND       FUND
                                ----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS):
  Income:
    Dividends (net of foreign
      taxes withheld of $0, $0,
      $4, $50, $0, $0, and $63,
      respectively)               $      -      $    154      $  1,187       $    406       $    372       $     17       $    422
    Interest                         1,841           789           168            113          1,035            365             78
                                ----------------------------------------------------------------------------------------------------
      Total income                   1,841           943         1,355            519          1,407            382            500
                                ----------------------------------------------------------------------------------------------------
  Expenses:
    Advisory fees                       58            26           158             71             69            379            184
    Administrative fees                 50            50            50             76             50             62             76
    Custodian's fees                    24            26            50             93             41             81             86
    Shareholder reporting fees           5             3            13              4              6              5              1
    Trustees' fees                       4             4             4              4              4              4              4
    Professional fees                   37            37            35             41             35             38             41
    Other                                3             2             3              3              3              3              3
                                ----------------------------------------------------------------------------------------------------
      Total expenses before
        reimbursement                  181           148           313            292            208            572            395
    Expenses reimbursed                (80)         (103)          (36)           (60)           (86)           (42)           (80)
                                ----------------------------------------------------------------------------------------------------
      Total expenses after
        reimbursement                  101            45           277            232            122            530            315
                                ----------------------------------------------------------------------------------------------------
        Net investment income
          (loss)                     1,740           898         1,078            287          1,285           (148)           185
                                ----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investments                          -          (777)        3,939          1,237          3,392           (407)           161
    Foreign currency
      transactions                       -             -             -            (10)             -              -            (14)
  Change in net unrealized
    appreciation/depreciation
    of:
      Investments                        -         1,556        (2,250)        (5,329)        (3,375)       (13,818)        (3,338)
      Foreign currency
        translations                     -             -             -             13              -              -             14
                                ----------------------------------------------------------------------------------------------------
        Net realized and
          unrealized gain (loss)         -           779         1,689         (4,089)            17        (14,225)        (3,177)
                                ----------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets resulting from
  operations                      $  1,740      $  1,677      $  2,767       $ (3,802)      $  1,302       $(14,373)      $ (2,992)
                                ====================================================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS, PAGE B-48.












                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------
                                                        YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                USAA LIFE                USAA LIFE                 USAA LIFE
                                            MONEY MARKET FUND           INCOME FUND         GROWTH AND INCOME FUND
                                           ------------------------------------------------------------------------
                                             2000       1999          2000       1999          2000       1999
                                           --------   --------      --------   --------      --------   --------
From operations:
  Net investment income (loss)             $  1,740   $  1,416      $    898   $  1,506      $  1,078   $  1,083
  Net realized gain (loss) on:
    Investments                                   -          -          (777)        36         3,939      7,211
    Foreign currency transactions                 -          -             -          -             -          -
  Change in net unrealized
    appreciation/depreciation of:
      Investments                                 -          -         1,556     (2,623)       (2,250)     2,960
      Foreign currency translations               -          -             -          -             -          -
                                           ------------------------------------------------------------------------
      Increase (decrease) in net assets
        resulting from operations             1,740      1,416         1,677     (1,081)        2,767     11,254
                                           ------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                      (1,740)    (1,416)            -     (1,529)          (35)    (1,078)
                                           ------------------------------------------------------------------------
  Net realized gains                              -          -             -       (360)         (186)    (7,262)
                                           ------------------------------------------------------------------------
From capital share transactions:
  Proceeds from shares sold                  33,330     45,735         2,422      6,832         3,976      8,632
  Dividend reinvestments                      1,731      1,416             -      1,889           221      8,340
  Cost of shares redeemed                   (39,503)   (37,767)       (6,820)   (30,779)      (13,109)   (36,212)
                                           ------------------------------------------------------------------------
    Increase (decrease) in net assets from
      capital share transactions             (4,442)     9,384        (4,398)   (22,058)       (8,912)   (19,240)
                                           ------------------------------------------------------------------------
Net increase (decrease) in net assets        (4,442)     9,384        (2,721)   (25,028)       (6,366)   (16,326)
Net assets:
  Beginning of period                        31,495     22,111        16,221     41,249        84,112    100,438
                                           ------------------------------------------------------------------------
  End of period                            $ 27,053   $ 31,495      $ 13,500   $ 16,221      $ 77,746   $ 84,112
                                           ========================================================================
Accumulated undistributed net investment
  income:
  End of period                            $      -   $      -      $    916   $     11      $  1,078   $     35
                                           ========================================================================
Change in shares outstanding:
  Shares sold                                33,330     45,735           250        636           212        434
  Shares issued for dividends reinvested      1,731      1,416             -        206            12        445
  Shares redeemed                           (39,503)   (37,767)         (729)    (2,854)         (702)    (1,927)
                                           ------------------------------------------------------------------------
    Increase (decrease) in shares
      outstanding                            (4,442)     9,384          (479)    (2,012)         (478)    (1,048)
                                           ========================================================================



                                             USAA LIFE              USAA LIFE                USAA LIFE               USAA LIFE
                                         WORLD GROWTH FUND    DIVERSIFIED ASSETS FUND   AGGRESSIVE GROWTH FUND   INTERNATIONAL FUND
                                        -------------------------------------------------------------------------------------------
                                          2000       1999         2000       1999         2000       1999         2000       1999
                                        --------   --------     --------   --------     --------   --------     --------   --------
From operations:
  Net investment income (loss)          $    287   $    265     $  1,285   $  1,368     $   (148)  $   (142)    $    185   $    240
  Net realized gain (loss) on:
    Investments                            1,237      5,234        3,392      5,652         (407)     4,190          161        861
    Foreign currency transactions            (10)        (9)           -          -            -          -          (14)        (7)
  Change in net unrealized
    appreciation/depreciation of:
      Investments                         (5,329)     2,549       (3,375)    (4,339)     (13,818)    22,387       (3,338)     5,201
      Foreign currency translations           13         (3)           -          -            -          -           14         (2)
                                        -------------------------------------------------------------------------------------------
      Increase (decrease) in net assets
        resulting from operations         (3,802)     8,036        1,302      2,681      (14,373)    26,435       (2,992)     6,293
                                        -------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                     (272)      (237)         (25)    (1,365)           -          -         (173)      (222)
                                        -------------------------------------------------------------------------------------------
  Net realized gains                      (1,878)    (4,862)           -     (8,514)      (1,605)    (3,965)        (112)         -
                                        -------------------------------------------------------------------------------------------
From capital share transactions:
  Proceeds from shares sold                4,455      1,927        1,835      8,345       31,431      9,842        1,794        736
  Dividend reinvestments                   2,150      5,099           25      9,879        1,605      3,965          285        222
  Cost of shares redeemed                 (1,309)   (18,125)      (9,500)   (31,623)      (6,567)    (6,727)        (716)      (562)
                                        -------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      from capital share transactions      5,296    (11,099)      (7,640)   (13,399)      26,469      7,080        1,363        396
                                        -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       (656)    (8,162)      (6,363)   (20,597)      10,491     29,550       (1,914)     6,467
Net assets:
  Beginning of period                     33,918     42,080       39,973     60,570       58,751     29,201       28,693     22,226
                                        -------------------------------------------------------------------------------------------
  End of period                         $ 33,262   $ 33,918     $ 33,610   $ 39,973     $ 69,242   $ 58,751     $ 26,779   $ 28,693
                                        ===========================================================================================
Accumulated undistributed net investment
  income:
  End of period                         $     27   $     22     $  1,287   $     27     $      -   $      -     $      9   $     11
                                        ===========================================================================================
Change in shares outstanding:
  Shares sold                                284        121          146        542        1,170        532          140         66
  Shares issued for dividends reinvested     157        321            2        755           77        165           24         17
  Shares redeemed                            (84)    (1,246)        (763)    (2,097)        (244)      (455)         (56)       (52)
                                        -------------------------------------------------------------------------------------------
    Increase (decrease) in shares
      outstanding                            357       (804)        (615)      (800)       1,003       (242)         108         31
                                        ===========================================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS, PAGE B-48.







                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA LIFE INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of seven separate funds.

Shares of the Funds currently are offered only to the Separate Accounts of USAA Life Insurance Company (the Separate Accounts) to serve as the funding medium for certain variable annuity contracts and variable universal life insurance policies offered by USAA Life Insurance Company (USAA Life).

Summaries of the Funds' investment objectives and principal strategies are as follows:

USAA LIFE MONEY MARKET FUND: Highest level of current income consistent with preservation of capital and maintenance of liquidity, through a strategy of investing the Fund's assets in high-quality, U.S. dollar-denominated debt instruments that have been determined to present minimal credit risk, and have remaining maturities of 397 days or less.

USAA LIFE INCOME FUND: Maximum current income without undue risk to principal, through a strategy of investing the Fund's assets primarily in U.S. dollar-denominated debt and income producing securities selected for their high yields relative to the risk involved.

USAA LIFE GROWTH AND INCOME FUND: Capital growth and current income, through a strategy of investing the Fund's assets primarily in dividend-paying equity securities.

USAA LIFE WORLD GROWTH FUND: Long-term capital appreciation, through a strategy of investing the Fund's assets primarily in equity securities of both foreign and domestic issuers.

USAA LIFE DIVERSIFIED ASSETS FUND: Long-term capital growth, consistent with preservation of capital and balanced by current income, through a strategy of investing the Fund's assets approximately 60% in equity securities (selected for their potential return), and approximately 40% in debt securities of varying maturities.

USAA LIFE AGGRESSIVE GROWTH FUND: Appreciation of capital, through a strategy of investing the Fund's assets primarily in equity securities of companies with the prospect of rapidly growing earnings.

USAA LIFE INTERNATIONAL FUND: Capital appreciation with a secondary objective of current income, through a strategy of investing at least 80% of the Fund's assets in equity securities of foreign companies.

On December 13, 2000, USAA Life filed an application with the Securities and Exchange Commission for an order permitting USAA Life and the Separate Accounts to substitute the Vanguard Variable Insurance Fund: Money Market Portfolio and the Vanguard Variable Insurance Fund: International Portfolio for their investments in the USAA Life Money Market Fund and the USAA Life International Funds, respectively. The proposed effective date of the substitution is May 1, 2001.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3) Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Life Money Market Fund are stated at amortized cost which approximates market value.

4) Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Funds' Board of Trustees. The
Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the investment adviser under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to their shareholders, the Separate Accounts and USAA Life. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities of the following funds: the USAA Life Income Fund to increase accumulated undistributed net investment income and decrease paid-in capital by $7,000, the USAA Life World Growth Fund to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $10,000; the USAA Life International Fund to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $14,000; and USAA Life Aggressive Growth Fund to decrease accumulated undistributed net investment loss by $148,000, decrease accumulated net realized gain on investments by $4,000, and decrease paid-in capital by $144,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term and long-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the accounting records of the Funds are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1) Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2) Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

2) LINE OF CREDIT

The Funds participate in a joint short-term committed revolving loan agreement of $5 million with USAA Capital Corporation (CAPCO), an affiliate of USAA Life and USAA Investment Management Company (USAA IMCO). Prior to March 1, 2000, the amount of the agreement was $13 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. During the year ended December 31, 2000, the USAA Life Diversified Assets Fund had one borrowing of $650,000 for three days incurring $295 in interest expense. The USAA Life Money Market, USAA Life Income, USAA Life Growth and Income, USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds had no borrowings under this agreement during this period.

Effective January 10, 2001, the Funds will participate with the USAA retail funds group in a committed revolving loan agreement of $400 million with CAPCO, which will replace the current $5 million agreement.

3) DISTRIBUTIONS

USAA LIFE MONEY MARKET FUND

Net investment income is accrued daily as dividends and distributed monthly to its shareholders, the Separate Accounts. All net investment income available for distribution was distributed at December 31, 2000. Distributions of realized gains from security transactions not offset by capital losses are made annually or as otherwise required to avoid the payment of federal taxes.

USAA LIFE INCOME, USAA LIFE GROWTH AND INCOME, USAA LIFE WORLD GROWTH, USAA LIFE DIVERSIFIED ASSETS, USAA LIFE AGGRESSIVE GROWTH, AND USAA LIFE INTERNATIONAL FUNDS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made to the shareholders, the Separate Accounts and USAA Life, annually or as otherwise required to avoid the payment of federal taxes. USAA Life is a shareholder only in the USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds.

At December 31, 2000, the following USAA Life Income Fund had capital a loss carryover for federal income tax purposes of $1,084,000 which, if not offset by subsequent capital gains, will expire in 2008. It is unlikely that the Board of Trustees of the Fund will authorize a distribution of capital gains in the future until the capital loss carryover has been utilized or expires.

4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities (except for the USAA Life Money Market Fund), for the year ended December 31, 2000, were as follows:


                   USAA LIFE       USAA LIFE     USAA LIFE      USAA LIFE      USAA LIFE      USAA LIFE       USAA LIFE
                     MONEY           INCOME      GROWTH AND       WORLD       DIVERSIFIED     AGGRESSIVE    INTERNATIONAL
                  MARKET FUND         FUND      INCOME FUND    GROWTH FUND    ASSETS FUND    GROWTH FUND         FUND
                  ------------   ------------   ------------   ------------   ------------   ------------   -------------
Purchases         $323,192,000   $  8,628,000   $ 15,319,000   $ 17,276,000   $ 20,948,000   $ 35,580,000   $ 12,403,000
Sales/Maturities  $329,379,000   $ 12,202,000   $ 24,421,000   $ 12,717,000   $ 28,352,000   $ 16,163,000   $ 10,640,000


The cost of securities for federal income tax purposes is as follows:

                   USAA LIFE       USAA LIFE     USAA LIFE      USAA LIFE      USAA LIFE      USAA LIFE       USAA LIFE
                     MONEY           INCOME      GROWTH AND       WORLD       DIVERSIFIED     AGGRESSIVE    INTERNATIONAL
                  MARKET FUND         FUND      INCOME FUND    GROWTH FUND    ASSETS FUND    GROWTH FUND         FUND
                  ------------   ------------   ------------   ------------   ------------   ------------   -------------
                  $ 26,798,000   $ 13,073,000   $ 55,011,000   $ 25,369,000   $ 31,104,000   $ 51,914,000   $ 23,035,000


Gross unrealized appreciation and depreciation of investments as of December 31, 2000, for tax purposes, were as follows:

                    USAA LIFE     USAA LIFE      USAA LIFE      USAA LIFE      USAA LIFE       USAA LIFE
                     INCOME       GROWTH AND       WORLD       DIVERSIFIED     AGGRESSIVE    INTERNATIONAL
                      FUND       INCOME FUND    GROWTH FUND    ASSETS FUND    GROWTH FUND         FUND
                  ------------   ------------   ------------   ------------   ------------   -------------
Appreciation      $    428,000   $ 25,218,000   $ 10,142,000   $  4,075,000   $ 26,571,000   $  5,873,000
Depreciation      $   (145,000)  $ (2,281,000)  $ (2,577,000)  $ (1,899,000)  $ (9,030,000)  $ (2,720,000)
                  ------------   ------------   ------------   ------------   ------------   -------------
Net               $    283,000   $ 22,937,000   $  7,565,000   $  2,176,000   $ 17,541,000   $  3,153,000
                  ============   ============   ============   ============   ============   =============



5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The USAA Life World Growth and USAA Life International Funds currently enter into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Funds to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Funds foregoing the opportunity for potential profit.

At December 31, 2000, none of the Funds had any open foreign currency contracts.

6) TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES - USAA IMCO carries out each Fund's investment policies and manages each Fund's portfolio. USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed on an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .65% of the monthly average net assets of the USAA Life International Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month.

B. ADMINISTRATIVE FEES - As outlined in the Underwriting and Administrative Services Agreement by and among USAA Life, the Trust and USAA IMCO, USAA Life provides certain management, administrative, legal, clerical, accounting, and record-keeping services necessary or appropriate to conduct the Trust's business and operations. Fees are based on estimated time spent to provide such services. Under a separate arrangement between USAA Life and USAA IMCO, USAA Life delegates certain mutual fund accounting duties under the Underwriting and Administrative Services Agreement to USAA IMCO and reimburses USAA IMCO for its costs in providing these services.

C. EXPENSES REIMBURSED - USAA Life, out of its general account, has agreed to pay directly or reimburse the Trust for Trust expenses to the extent that such expenses exceed .65% of the monthly average net assets of the USAA Life World Growth Fund, .70% of the monthly average net assets of the USAA Life Aggressive Growth Fund, 1.10% of the monthly average net assets of the USAA Life
International Fund, and .35% of the monthly average net assets of each other Fund. Expenses include advisory and administrative fees discussed above.

D. UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT - The Trust has an agreement with USAA IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. USAA IMCO receives no commissions or fees for this service.

E. SHARE OWNERSHIP - At December 31, 2000, USAA Life owned 704,000 shares (28%) of the USAA Life World Growth Fund, 1,514,000 shares (45%) of the USAA Life Aggressive Growth Fund, and 2,036,000 shares (89%) of the USAA Life International Fund. All other shares are owned by the Separate Accounts.

On January 19, 2001, USAA Life redeemed 295,000 shares of the USAA Life Aggressive Growth Fund, bringing its ownership down to 1,219,000 shares (40%) of the Fund. USAA Life intends to redeem its remaining shares in this Fund during 2001.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of USAA Life or USAA IMCO. None of the affiliated trustees or Fund officers received any compensation from the Funds.

7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discounts on all fixed-income securities and classify as interest income gains and losses realized on mortgage-backed securities. The Funds have followed these accounting methods since their inception dates; therefore, this requirement will have no impact on the Funds' future financial statements.

8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        USAA LIFE MONEY MARKET FUND
                                            ----------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                               2000      1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Net asset value at beginning of period      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income                            .06        .05        .05        .05        .05
Distributions from net investment income        (.06)      (.05)      (.05)      (.05)      (.05)
                                            --------   --------   --------   --------   --------
Net asset value at end of period            $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                            ========   ========   ========   ========   ========
Total return (%)*                               6.22       4.93       5.29       5.35       5.25
Net assets at end of period (000)           $ 27,053   $ 31,495   $ 22,111   $ 15,131   $ 11,245

Ratio of expenses to average net assets (%)      .35        .35        .35        .35        .35
Ratio of expenses to average net assets,
  excluding reimbursements (%)                   .63        .56        .80        .70       1.24
Ratio of net investment income
  to average net assets (%)                     6.03       4.85       5.17       5.22       5.10



                                                           USAA LIFE INCOME FUND
                                            ----------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                               2000      1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Net asset value at beginning of period      $   9.14   $  10.89   $  10.96   $  10.51   $  11.32
Net investment income                            .70        .96        .66        .75        .92
Net realized and unrealized gain (loss)          .59      (1.52)       .35        .46       (.84)
Distributions from net investment income         -         (.96)      (.66)      (.76)      (.89)
Distributions of realized capital gains          -         (.23)      (.42)       -          -
                                            --------   --------   --------   --------   --------
Net asset value at end of period            $  10.43   $   9.14   $  10.89   $  10.96   $  10.51
                                            ========   ========   ========   ========   ========
Total return (%)*                              14.00      (5.17)      9.17      11.60        .67
Net assets at end of period (000)           $ 13,500   $ 16,221   $ 41,249   $ 28,246   $ 24,049
Ratio of expenses to average net assets (%)      .35        .35        .35        .35        .35
Ratio of expenses to average net assets,
  excluding reimbursements (%)                  1.15        .68        .55        .52        .65
Ratio of net investment income
  to average net assets (%)                     6.98       6.56       6.62       7.16       6.99
Portfolio turnover (%)                         68.10      41.36      61.79      30.77      97.74




                                                       USAA LIFE GROWTH & INCOME FUND
                                            ----------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                               2000      1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Net asset value at beginning of period      $  18.75   $  18.15   $  17.98   $  15.06   $  12.60
Net investment income                            .18        .27        .28        .28        .26
Net realized and unrealized gain                 .51       2.39        .97       3.68       2.79
Distributions from net investment income        (.01)      (.27)      (.28)      (.27)      (.26)
Distributions of realized capital gains         (.04)     (1.79)      (.80)      (.77)      (.33)
                                            --------   --------   --------   --------   --------
Net asset value at end of period            $  19.39   $  18.75   $  18.15   $  17.98   $  15.06
                                            ========   ========   ========   ========   ========
Total return (%)*                               3.70      14.67       6.93      26.43      24.13
Net assets at end of period (000)           $ 77,746   $ 84,112   $100,438   $ 85,750   $ 55,932
Ratio of expenses to average net assets (%)      .35        .35        .35        .34        .35
Ratio of expenses to average net assets,
  excluding reimbursements (%)                   .40        .37        .37        N/A        .53
Ratio of net investment income
  to average net assets (%)                     1.36       1.31       1.55       1.80       2.25
Portfolio turnover (%)                         20.19      19.50      37.75      20.26      14.55




* Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown.




                                                         USAA LIFE WORLD GROWTH FUND
                                            ----------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                               2000      1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Net asset value at beginning of period      $  15.97   $  14.37   $  13.34   $  12.77   $  11.10
Net investment income                            .12        .13        .16        .17        .18
Net realized and unrealized gain (loss)        (1.75)      4.30       1.37       1.62       2.16
Distributions from net investment income        (.12)      (.13)      (.16)      (.17)      (.16)
Distributions of realized capital gains         (.81)     (2.70)      (.34)     (1.05)      (.51)
                                            --------   --------   --------   --------   --------
Net asset value at end of period            $  13.41   $  15.97   $  14.37   $  13.34   $  12.77
                                            ========   ========   ========   ========   ========
Total return (%)**                            (10.34)     30.93      11.46      14.08      21.12
Net assets at end of period (000)           $ 33,262   $ 33,918   $ 42,080   $ 39,510   $ 37,535
Ratio of expenses to average net assets (%)      .65        .65        .65        .59        .65
Ratio of expenses to average net assets,
  excluding reimbursements (%)                   .83        .75        .66        N/A        .82
Ratio of net investment income
  to average net assets (%)                      .82        .91       1.09       1.20       1.45
Portfolio turnover (%)                         38.37      29.62      55.47      48.89      57.66



                                                        USAA LIFE DIVERSIFIED ASSETS FUND
                                            ----------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                               2000      1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
Net asset value at beginning of period      $  12.41   $  15.07   $  14.48   $  12.95   $  11.96
Net investment income                            .49        .52        .55        .50        .62
Net realized and unrealized gain                 .01        .64        .85       2.14       1.10
Distributions from net investment income        (.01)      (.52)      (.55)      (.50)      (.62)
Distributions of realized capital gains          -        (3.30)      (.26)      (.61)      (.11)
                                            --------   --------   --------   --------   --------
Net asset value at end of period            $  12.90   $  12.41   $  15.07   $  14.48   $  12.95
                                            ========   ========   ========   ========   ========
Total return (%)**                              4.02       7.58       9.63      20.70      14.30
Net assets at end of period (000)           $ 33,610   $ 39,973   $ 60,570   $ 48,212   $ 30,390
Ratio of expenses to average net assets (%)      .35        .35        .35        .35        .35
Ratio of expenses to average net assets,
  excluding reimbursements (%)                   .60        .50        .45        .42        .61
Ratio of net investment income
  to average net assets (%)                     3.70       3.37       3.72       4.02       4.46
Portfolio turnover (%)                         61.98      38.75      29.67      19.19      43.75



                                                     USAA LIFE AGGRESSIVE GROWTH FUND
                                            --------------------------------------------------
                                                                                  EIGHT-MONTH
                                                  YEAR ENDED DECEMBER 31,         PERIOD ENDED
                                            ----------------------------------    DECEMBER 31,
                                               2000        1999         1998          1997*
                                            --------     --------     --------     ---------
Net asset value at beginning of period      $  25.03     $  13.87     $  11.70     $  10.00
Net investment loss                             (.05)(b)     (.07)(b)     (.05)(b)     (.01)(b)
Net realized and unrealized gain (loss)        (3.81)       13.06         2.39         1.83
Distributions of realized capital gains         (.50)       (1.83)        (.17)        (.12)
                                            --------     --------     --------     --------
Net asset value at end of period            $  20.67     $  25.03     $  13.87     $  11.70
                                            ========     ========     ========     ========
Total return (%)**                            (15.43)       94.34        20.14        18.26
Net assets at end of period (000)           $ 69,242     $ 58,751     $ 29,201     $ 42,545
Ratio of expenses to average net assets (%)      .70          .70          .70          .70(a)
Ratio of expenses to average net assets,
  excluding reimbursements (%)                   .76          .94          .84          .85(a)
Ratio of net investment income
  to average net assets (%)                     (.20)        (.43)        (.41)        (.15)(a)
Portfolio turnover (%)                         23.51        56.63        50.48        73.77




                                                       USAA LIFE INTERNATIONAL FUND
                                            --------------------------------------------------
                                                                                  EIGHT-MONTH
                                                  YEAR ENDED DECEMBER 31,         PERIOD ENDED
                                            ----------------------------------    DECEMBER 31,
                                               2000        1999         1998          1997*
                                            --------     --------     --------     ---------
Net asset value at beginning of period      $  13.14     $  10.32     $  10.05     $  10.00
Net investment income                            .08          .11          .11          .05(b)
Net realized and unrealized gain (loss)        (1.41)        2.81          .27          .15
Distributions from net investment income        (.08)        (.10)        (.11)        (.05)
Distributions of realized capital gains         (.05)         -            -           (.10)
                                            --------     --------     --------     --------
Net asset value at end of period            $  11.68     $  13.14     $  10.32     $  10.05
                                            ========     ========     ========     ========
Total return (%)**                            (10.08)       28.33         3.78         1.92
Net assets at end of period (000)           $ 26,779     $ 28,693     $ 22,226     $ 21,582
Ratio of expenses to average net assets (%)     1.10         1.10         1.10         1.10(a)
Ratio of expenses to average net assets,
  excluding reimbursements (%)                  1.39         1.29         1.35         1.24(a)
Ratio of net investment income
  to average net assets (%)                      .65         1.00         1.03          .70(a)
Portfolio turnover (%)                         39.63        41.55        42.30        30.57

  * Funds commenced operations May 1, 1997.

 ** Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) Calculated using average shares.